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           Consolidated Edison Company of New York, Inc.

           _____________________________________________
           _____________________________________________

                Con Edison Thrift Savings Plan
                   for Management Employees
                              and
              Tax Reduction Act Stock Ownership Plan

           _____________________________________________
           _____________________________________________







As Amended and Restated Effective as of January 1, 1989
Except as Otherwise Noted.















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PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE 1. . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Definitions . . . . . . . . . . . . . . . . . . . . . . .  2

ARTICLE 2. . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     Eligibility and Participation . . . . . . . . . . . . . . 18
          2.01   Eligibility . . . . . . . . . . . . . . . . . 18
          2.02   Participation . . . . . . . . . . . . . . . . 18
          2.03   Reemployment of Former Employees and Former
                 Participants. . . . . . . . . . . . . . . . . 19
          2.04   Transferred Participants. . . . . . . . . . . 19
          2.05   Termination of Participation. . . . . . . . . 19

ARTICLE 3. . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     Contributions . . . . . . . . . . . . . . . . . . . . . . 19
          3.01   Pre-Tax Contributions . . . . . . . . . . . . 19
          3.02   After-Tax Contributions . . . . . . . . . . . 21
          3.03   Company Contributions . . . . . . . . . . . . 22
          3.04   Participating and Nonparticipating
                 Contributions . . . . . . . . . . . . . . . . 22
          3.05   Rollover Contributions and Trust to Trust
                 Transfers . . . . . . . . . . . . . . . . . . 23
          3.06   Changes in Contributions. . . . . . . . . . . 24
          3.07   Suspension in Contributions . . . . . . . . . 25
          3.08   Payment To Trust. . . . . . . . . . . . . . . 25
          3.09   No Contributions to TRASOP. . . . . . . . . . 25

ARTICLE 4. . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     Company Contributions . . . . . . . . . . . . . . . . . . 26
          4.01   Company Contributions Election. . . . . . . . 26
          4.02   Change of Election. . . . . . . . . . . . . . 26
          4.03   Certification to Trustee. . . . . . . . . . . 26
          4.04   Forfeitures . . . . . . . . . . . . . . . . . 26

ARTICLE 5. . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     The Trust Fund; Investments . . . . . . . . . . . . . . . 27
          5.01   Trust Agreement . . . . . . . . . . . . . . . 27
          5.02   Investment of Trust Fund. . . . . . . . . . . 27
          5.03   Rules for Investment Elections. . . . . . . . 27
          5.04   Fixed Income Fund . . . . . . . . . . . . . . 30
          5.05   Equity Index Fund . . . . . . . . . . . . . . 31
          5.06   Company Stock Fund. . . . . . . . . . . . . . 32








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          5.07   Temporary Investments . . . . . . . . . . . . 35
          5.08   Accounts and Subaccounts. . . . . . . . . . . 35
          5.09   Pre-January 1, 1985 Contributions . . . . . . 36
          5.10   Statements of Account . . . . . . . . . . . . 36
          5.11   Treasury Bill Fund. . . . . . . . . . . . . . 36
          5.12   Balanced Fund . . . . . . . . . . . . . . . . 37
          5.13   Responsibility for Investments. . . . . . . . 38

ARTICLE 6. . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     Vesting . . . . . . . . . . . . . . . . . . . . . . . . . 39
          6.01   Participant Contributions . . . . . . . . . . 39
          6.02   Company Contributions . . . . . . . . . . . . 39
          6.03   TRASOP Account. . . . . . . . . . . . . . . . 39

ARTICLE 7. . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     Distributions, Withdrawals and Forfeitures. . . . . . . . 39
          7.01   Retirement. . . . . . . . . . . . . . . . . . 39
          7.02   Voluntary Termination or Termination
                 by the Company; Forfeitures . . . . . . . . . 40
          7.03   Death . . . . . . . . . . . . . . . . . . . . 41
          7.04   Withdrawals . . . . . . . . . . . . . . . . . 41
          7.05   Hardship Withdrawals. . . . . . . . . . . . . 45
          7.06   Distribution from Company Stock Fund. . . . . 51
          7.07   Leaves of Absence and Transfers
                 to Weekly Payroll . . . . . . . . . . . . . . 51
          7.08   Age 70 1/2 Required Distribution. . . . . . . 52
          7.09   Form and Timing of Distributions. . . . . . . 53
          7.10   Status of Account Pending Distribution. . . . 55
          7.11   Proof of Death and Right of Beneficiary
                 or Other Person.. . . . . . . . . . . . . . . 55
          7.12   Distribution Limitation.. . . . . . . . . . . 55
          7.13   Direct Rollover of Certain Distributions. . . 55

ARTICLE 8  . . . . . . . . . . . . . . . . . . . . . . . . . . 57
     Non-Discrimination and Limitation . . . . . . . . . . . . 57
          8.01   Actual Deferral Percentage Test . . . . . . . 57
          8.02   Actual Contribution Percentage Test . . . . . 59
          8.03   Aggregate Contribution Limitation . . . . . . 61
          8.04   Additional Discrimination Testing Provisions. 61
          8.05   Maximum Annual Additions. . . . . . . . . . . 64
          8.06   Defined Benefit Plan Limitation . . . . . . . 67










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ARTICLE 9. . . . . . . . . . . . . . . . . . . . . . . . . . . 67
     Loans . . . . . . . . . . . . . . . . . . . . . . . . . . 67
          9.01   Loans Permitted . . . . . . . . . . . . . . . 67
          9.02   Amount of Loans . . . . . . . . . . . . . . . 68
          9.03   Source of Loans . . . . . . . . . . . . . . . 68
          9.04   Interest Rate . . . . . . . . . . . . . . . . 69
          9.05   Repayment . . . . . . . . . . . . . . . . . . 69
          9.06   Multiple Loans. . . . . . . . . . . . . . . . 70
          9.07   Pledge. . . . . . . . . . . . . . . . . . . . 70
          9.08   Loan Reserve. . . . . . . . . . . . . . . . . 70
          9.09   Minimum Account Balance . . . . . . . . . . . 71
          9.10   Consent . . . . . . . . . . . . . . . . . . . 71
          9.11   Other Terms . . . . . . . . . . . . . . . . . 71

ARTICLE 10 . . . . . . . . . . . . . . . . . . . . . . . . . . 72
     Administration of the Plan. . . . . . . . . . . . . . . . 72
          10.01  Named Fiduciaries and Plan Administrator. . . 72
          10.02  Authority of Plan Administrator . . . . . . . 72
          10.03  Reliance on Reports . . . . . . . . . . . . . 73
          10.04  Delegation of Authority . . . . . . . . . . . 73
          10.05  Administration Expenses . . . . . . . . . . . 73
          10.06  Fiduciary Insurance . . . . . . . . . . . . . 74
          10.07  Claim Review. . . . . . . . . . . . . . . . . 75
          10.08  Appointment of Trustee. . . . . . . . . . . . 76
          10.09  Limitation of Liability . . . . . . . . . . . 76

ARTICLE 11 . . . . . . . . . . . . . . . . . . . . . . . . . . 77
     Miscellaneous . . . . . . . . . . . . . . . . . . . . . . 77
          11.01  Exclusive Benefit; Amendments . . . . . . . . 77
          11.02  Termination; Sale of Assets of Subsidiary . . 77
          11.03  Beneficiaries . . . . . . . . . . . . . . . . 79
          11.04  Assignment of Benefits. . . . . . . . . . . . 81
          11.05  Merger. . . . . . . . . . . . . . . . . . . . 81
          11.06  Conditions of Employment Not Affected
                 by Plan . . . . . . . . . . . . . . . . . . . 82
          11.07  Facility of Payment.. . . . . . . . . . . . . 82
          11.08  Information . . . . . . . . . . . . . . . . . 82
          11.09  Additional Participating Employers. . . . . . 82
          11.10  IRS Determination . . . . . . . . . . . . . . 83
          11.11  Mistaken Contributions. . . . . . . . . . . . 84
          11.12  Prevention of Escheat . . . . . . . . . . . . 85
          11.13  Limitations Imposed on Insider Participants . 85
          11.14  Construction. . . . . . . . . . . . . . . . . 86








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ARTICLE 12 . . . . . . . . . . . . . . . . . . . . . . . . . . 86
     Top-Heavy Provisions. . . . . . . . . . . . . . . . . . . 86
          12.01  Application of Top-Heavy Provisions . . . . . 86
          12.02  Minimum Benefit for Top-Heavy Year. . . . . . 86
          12.03  Aggregation Groups. . . . . . . . . . . . . . 87
          12.04  Special Benefit Limits. . . . . . . . . . . . 87
          12.05  Special Distribution Rule . . . . . . . . . . 88

ARTICLE 13 . . . . . . . . . . . . . . . . . . . . . . . . . . 88
     Tax Reduction Act Stock Ownership Plan. . . . . . . . . . 88
          13.01  Purpose; Separate Entity. . . . . . . . . . . 88
          13.02  TRASOP Accounts; Application of Dividends . . 89
          13.03  Voting Rights; Options; Rights; Warrants. . . 90
          13.04  Distribution of Shares. . . . . . . . . . . . 90
          13.05  Diversification of TRASOP Accounts. . . . . . 96




































                               iv                        10/18/95
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                CON EDISON THRIFT SAVINGS PLAN
                   FOR MANAGEMENT EMPLOYEES
                             AND
            TAX REDUCTION ACT STOCK OWNERSHIP PLAN

            ______________________________________
            ______________________________________


                           PURPOSE

          The purpose of this Plan is to establish a convenient way for management employees of the Company to supplement their retirement income by saving on a regular and long-term basis and to provide additional financial security for emergencies, thereby offering these employees an additional incentive to continue their careers with the Company. This Plan is intended to satisfy the requirements of Sections 401(k) and 401(m) of the Code and to qualify under Section 401(a) of the Code, and the trust described in Article 5 of this Plan is intended to qualify under Section 501(a) of the Code, so as to provide Participants an option to defer a portion of their compensation on a pre-tax and/or after-tax basis and to invest and reinvest their savings under the Plan on a tax-deferred basis. It is intended that a Participant's Pre-Tax Contributions, as defined in this Plan, shall constitute payments by the Company as contributions to the Trust Fund on behalf of the Participant, within the meaning of Section 401(k) of the Code.

          Effective as of July 1, 1988, the Company's Tax Reduction Act Stock Ownership Plan ("TRASOP") for management employees has been included within this plan document, and all TRASOP Accounts and all transactions with respect to TRASOP and TRASOP Accounts shall be governed by this plan document, but this Plan and the TRASOP shall be separate plans. All TRASOP matters relating to the period up to June 30, 1988 shall be governed by















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TRASOP as amended to February 19, 1988.  There shall be no
transfers between TRASOP Accounts and other Plan Accounts and Subaccounts, and Plan Accounts and Subaccounts and TRASOP Accounts shall continue to be operated as separate entities, albeit within a single plan document and trust.

          On December 28, 1994, the Plan was amended and restated in its entirety effective as of January 1, 1994 except as otherwise provided therein. The Plan, as so amended and restated, was submitted to the Internal Revenue Service for a determination of its qualified status. Following consideration of comments received from the Internal Revenue Service after its review of the Plan, the Company decided to change the effective date of the Plan. Accordingly, the Plan is amended and restated in its entirety, as amended through October 18, 1995, and this amendment and restatement is effective as of January 1, 1989, except as otherwise provided herein and except that Sections 301(b), (c) and (d), 8.05 and 8.06 are effective as of January 1, 1987.

                            ARTICLE 1

                           Definitions

          The following words and phrases have the following meanings unless a different meaning is plainly required by the context:

     1.01 "Account" means the record maintained pursuant to
Section 5.08 by the Trustee for each Participant relating to thrift savings contributions to the Plan.

     1.02 "Act" means the Tax Reduction Act of 1975, as amended from time to time.

     1.03 "Actual Contribution Percentage," or "ACP," means, with respect to a specified group of Employees, the average of the















                               2                         10/18/95
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ratios, calculated separately for each Employee in the group, of
(a) the sum of the Employee's After-Tax Contributions and Company Contributions for that Plan Year (excluding any Company Contributions forfeited under the provisions of Sections 3.01 and 8.01), to (b) his Statutory Compensation for that entire Plan Year; provided that, upon direction of the Plan Administrator, Statutory Compensation for a Plan Year shall only be counted if received during the period an Employee is, or is eligible to become, a Participant. The Actual Contribution Percentage for each group and the ratio determined for each Employee in the group shall be calculated to the nearest one one-hundredth of one percent.

     1.04 "Actual Deferral Percentage," or "ADP," means, with respect to a specified group of Employees, the average of the ratios, calculated separately for each Employee in that group, of
(a) the amount of Pre-Tax Contributions made pursuant to Section
3.01 for a Plan Year (including Pre-Tax Contributions returned to a Highly Compensated Employee under Section 3.01(c) and Pre-Tax Contributions returned to any Employee pursuant to Section 3.01(d)), to (b) the Employee's Statutory Compensation for that entire Plan Year, provided that, upon direction of the Plan Administrator, Statutory Compensation for a Plan Year shall only be counted if received during the period an Employee is, or is eligible to become, a Participant. The Actual Deferral Percentage for each group and the ratio determined for each Employee in the group shall be calculated to the nearest one one-hundredth of one percent. For purposes of determining the Actual Deferral Percentage for a Plan Year, Pre-Tax Contributions may be taken into account for a Plan Year only if they:





















                               3                         10/18/95
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     (a)  relate to compensation that either would have been
received by the Employee in the Plan Year but for the deferral election, or are attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2 1/2 months after the close of the Plan Year but for the deferral election,

     (b) are allocated to the Employee as of a date within that Plan Year and the allocation is not contingent on the participation or performance of service after such date, and

     (c) are actually paid to the Trustee no later than 12 months after the end of the Plan Year to which the contributions relate.

     1.05 "Adjustment Factor" means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for calendar years beginning on or after January 1, 1988, and applied to such items and in such manner as the Secretary shall provide.

     1.06 "Affiliated Employer" means any company which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which also includes as a member the Company; any trade or business under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing, for purposes of Sections 1.34 and 8.05, the definitions in Sections 414(b) and
(c) of the Code shall be modified by substituting the phrase


















                               4                         10/18/95
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"more than 50 percent" for the phrase "at least 80 percent" each place it appears in Section 1563(a)(1) of the Code.

     1.07 "After-Tax Contribution" shall have the meaning set forth in Section 3.02.

     1.08 "After-Tax Subaccount" shall have the meaning set forth in Section 5.08.

     1.09 "Annual Dollar Limit" means for Plan Years beginning on or after January 1, 1989 and before January 1, 1994, $200,000 multiplied by the Adjustment Factor. Commencing with the 1994 Plan Year, the Annual Dollar Limit means $150,000, except that if for any calendar year after 1994 the Cost-of-Living Adjustment as hereafter defined is equal to or greater than $10,000, then the Annual Dollar Limit (as previously adjusted under this Section) for any Plan Year beginning in any subsequent calendar year shall be increased by the amount of such Cost-of-Living Adjustment, rounded to the next lowest multiple of $10,000. The Cost-of-Living Adjustment shall equal the excess of (i) $150,000 increased by the adjustments made under Section 415(d) of the Code for the calendar years after 1994 except that the base period for purposes of Section 415(d)(1)(A) of the Code shall be the calendar quarter beginning October 1, 1993 over (ii) the Annual Dollar Limit in effect for the Plan Year beginning in the calendar year.

     1.10 "Annuity Starting Date" means the first day of the first period for which an amount is paid following a Participant's Retirement or other termination of employment.

     1.11 "Balanced Fund" shall have the meaning set forth in
Section 5.12.

     1.12 "Beneficiary" means the person or persons determined in accordance with the provisions of Section 11.03 to succeed to a Participant's benefits under the Plan in the event of death of














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such Participant prior to the entire distribution of such
benefits.

     1.13 "Board" means the Board of Trustees of the Company.

     1.14 "Break in Service" means an event affecting forfeitures, which shall occur to the extent that a Participant's nonforfeitable rights in his Company Contributions Subaccount are determined under the cliff vesting provisions of Section 6.02, as of the Participant's Severance Date if he is not reemployed by the Company or an Affiliated Employer within one year after a Severance Date. However, if an Employee is absent from work immediately following his or her active employment, irrespective of whether the Employee's employment is terminated, because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of that child by the Employee or for purposes of caring for that child for a period beginning immediately following that birth or placement and that absence from work began on or after the first day of the Plan Year which began in 1985, a Break in Service shall occur to the extent that a Participant's nonforfeitable rights in his Company Contributions Subaccount are determined under the cliff vesting provisions of Section 6.02 only if the Participant does not return to work within two years of his Severance Date. A Break in Service shall not occur during an approved leave of absence or during a period of military service which is included in the Employee's Vesting Service pursuant to Section 1.61.

     1.15 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     1.16 "Company" means Consolidated Edison Company of New
York, Inc. or any successor by merger, purchase or otherwise,

















                               6                         10/18/95
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with respect to its employees; or any other company participating in the Plan as provided in Section 11.09 with respect to its employees.

     1.17 "Company Contribution" means any contributions to the Trust Fund by the Company pursuant to Section 3.03.

     1.18 "Company Contribution Subaccount" shall have the meaning set forth in Section 5.08.

     1.19 "Company Stock Fund" shall have the meaning set forth in Section 5.06.

     1.20 "Compensation" means base salary paid to an Employee for services rendered to the Company, determined prior to any reduction for Pre-Tax Contributions pursuant to Section 3.01 or amounts contributed on the Employee's behalf on a salary reduction basis to a cafeteria plan under Section 125 of the Code and excluding bonuses, overtime pay, incentive compensation, deferred compensation and all other forms of special pay. However, for Plan Years beginning after 1988, Compensation shall not exceed the Annual Dollar Limit. The Annual Dollar Limit applies to the aggregate Compensation paid to a Highly Compensated Employee referred to in Section 8.04, his spouse and his lineal descendants who have not attained age 19 before the end of the Plan Year. If, as a result of the application of the family aggregation rule, the Annual Dollar Limit is exceeded, then the Limit shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section 1.20 prior to the application of the Limit.

     1.21 "Defined Benefit Plan" means a "defined benefit plan" as defined in Section 414(j) of the Code which is maintained by

















                               7                         10/18/95
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the Company or an Affiliated Employer for its employees.

     1.22 "Defined Benefit Plan Fraction" means, for any
Participant, for any calendar year, a fraction:

     (a) The numerator of which is the Projected Annual Benefit of the Participant under all Defined Benefit Plans (determined as of the close of the year); and

     (b)  The denominator of which is the lesser of:

          (i) The product of 1.25 multiplied by $90,000 as adjusted by the Adjustment Factor; or

          (ii) The product of 1.4 multiplied by the average of the Participant's aggregate renumeration as defined in Section
8.05 for his highest three consecutive years.

     1.23 "Defined Contribution Plan" means a "defined contribution plan" as defined in Section 414(i) of the Code which is maintained by the Company or an Affiliated Employer for its employees.

     1.24 "Defined Contribution Plan Fraction" means, for any
Participant, for any calendar year, a fraction:

     (a)  The numerator of which is the sum of the Participant's
Annual Additions for the year determined as of the end of such year; and






















                               8                         10/18/95
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     (b)  The denominator of which is the sum of the lesser of
the following amounts determined for such year and for each prior year of Service:

          (i) The product of 1.25 multiplied by $30,000, as adjusted by the Adjustment Factor; or

          (ii) The product of 1.4 multiplied by 25% of the Participant's aggregate renumeration as defined in Section 8.05 for the year.

     1.25 "Disability" means total and permanent physical or mental disability, as evidenced by (a) receipt of a Social
Security disability pension or (b) receipt of disability payments under the Company's long-term disability program.

     1.26 "Earnings" means the amount of income to be returned with any excess deferrals, excess contributions or excess aggregate contributions under Section 3.01, 8.01, 8.02 or 8.03. Earnings on excess deferrals and excess contributions shall be determined by multiplying the income earned on the Pre-Tax Subaccount for the Plan Year by a fraction, the numerator of which is the excess deferrals or excess contributions, as the case may be, for the Plan Year and the denominator of which is the Pre-Tax Subaccount balance at the end of the Plan Year, disregarding any income or loss occurring during the Plan Year. Earnings on excess aggregate contributions shall be determined in a similar manner by substituting the sum of the Company Contributions Subaccount and After-Tax Subaccount for the Pre-Tax Subaccount, and the excess aggregate contributions for the excess deferrals and excess contributions in the preceding sentence.




















                               9                         10/18/95
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     1.27 "Employee" means a salaried employee of the Company who is on the management payroll and receives stated compensation other than a pension, severance pay, retainer, or fee under contract; however, the term "Employee" excludes any Leased Employee and any person who is included in a unit of employees covered by a collective bargaining agreement which does not provide for his participation in the Plan.

     1.28 "ERISA" means the Employee Retirement Income Security
Act of 1974, as amended from time to time.

     1.29 "Equity Index Fund" shall have the meaning set forth in
Section 5.05.

     1.30 "Fixed Income Fund" shall have the meaning set forth in
Section 5.04.

     1.31 "Highly Compensated Employee" means any employee of the Company or an Affiliated Employer (whether or not eligible for participation in the Plan) who satisfies the criteria of paragraph (a), (b), (c) or (d):

     (a)  During the look-back year the employee:

          (i) received Statutory Compensation in excess of $75,000 multiplied by the Adjustment Factor;

          (ii) received Statutory Compensation in excess of $50,000 multiplied by the Adjustment Factor and was among the highest 20 percent of employees for that year when ranked by Statutory Compensation paid for that year excluding, for purposes of determining the number of such employees, such employees as the Company may determine on a consistent basis pursuant to
Section 414(q)(8) of the Code; or

















                              10                         10/18/95
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          (iii)  was at any time an officer of the Company or an
Affiliated Employer and received Statutory Compensation greater than 50 percent of the dollar limitation on maximum benefits under Section 415(b)(1)(A) of the Code for such Plan Year. The number of officers is limited to 50 (or, if lesser, the greater of 3 employees or 10 percent of employees excluding those employees who may be excluded in determining the top-paid group). If no officer has Statutory Compensation in excess of 50 percent of the dollar limitation on maximum benefits under Section 415(b)(1)(A) of the Code, the highest paid officer is treated as a Highly Compensated Employee.

     (b) During the determination year, the employee satisfies the criteria under (i), (ii), or (iii) of (a) above and is one of the 100 highest paid employees of the Company or an Affiliated
Employer.

     (c) During the determination year or the look-back year the employee was at any time a five percent owner of the Company.

     (d) For purposes of Section 8.04(a), a Highly Compensated Employee shall include a former employee who separated from service prior to the determination year and who was a five percent owner for either (i) the year he separated from service or (ii) any determination year ending on or after the employee's 55th birthday.

     (e) Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from the Company or an Affiliated Employer which constitutes income from





















                              11                         10/18/95
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sources within the United States shall be disregarded for all purposes of this Section.

     (f) For purposes of this Section 1.31, the "determination year" means the Plan Year and "look-back year" means the 12 month period immediately preceding the determination year. However, to the extent permitted under regulations, the Plan Administrator may elect to determine the status of Highly Compensated Employees on a current calendar year basis.

     (g) The provisions of the Section shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.

     1.32 "Hour of Service" means each hour for which the employee is paid or entitled to payment for the performance of duties for the Company or an Affiliated Employer.

     1.33 "Investment Manager" means an investment manager as defined in Section 3(38)of ERISA, which is appointed by the Named
Fiduciaries pursuant to Sections 5.04, 5.05, 5.11 or 5.12.

     1.34 "Leased Employee" means any person performing services for the Company or an Affiliated Employer as a leased employee as defined in Section 414(n) of the Code. In the case of any person who is a Leased Employee before or after a period of service as an Employee, the entire period during which he has performed services as a Leased Employee shall be counted as service as an Employee for all purposes of the Plan, except that he shall not, by reason of that status, become a Participant of the Plan.




















                              12                         10/18/95
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
     1.35 "Loan Reserve" shall have the meaning set forth in
Section 9.08.

     1.36 "Named Fiduciaries" means the persons designated as named fiduciaries of the Plan pursuant to Section 10.01.

     1.37 "Nonparticipating Contribution" shall have the meaning set forth in Section 3.04.

     1.38 "Participant" means any person who has a balance to his credit in the Trust Fund and/or shares beneficially owned under a TRASOP Account.

     1.39 "Participating Contribution" shall have the meaning set forth in Section 3.04.

     1.40 "Plan" means the Con Edison Thrift Savings Plan for
Management Employees and, effective as of July 1, 1988, the TRASOP, as amended from time to time, as set forth herein.

     1.41 "Plan Administrator" means the Plan Administrator appointed pursuant to Section 10.01 to administer the Plan.

     1.42 "Plan Year" means the calendar year.

     1.43 "Pre-Tax Contribution" shall have the meaning set forth in Section 3.01.

     1.44 "Pre-Tax Subaccount" shall have the meaning set forth in Section 5.08.

     1.45 "Projected Annual Benefit" means, for any Participant, for any calendar year, the annual benefit payable in the form of a straight life annuity to which the Participant would be entitled under a Defined Benefit Plan on the assumptions that he continues in the employment of the Company until the normal retirement age under the Defined Benefit Plan (or his current age, if later), that his compensation, as defined in such Defined Benefit Plan, continues at the same rate in effect for the year












                              13                         10/18/95
under consideration until such age, and that all other relevant factors used to determine benefits under the Defined Benefit Plan remain constant as of the year under consideration for all future years.

     1.46 "Retirement" means a termination of service by a Participant either (a) by reason of disability, or (b) under circumstances in which he is entitled to receive a retirement pension under any Defined Benefit Plan, or (c) in the case of any Participant who is employed after age 60 and who is not entitled to receive a retirement pension under any Defined Benefit Plan, on or after his sixty-fifth birthday.

     1.47 "Rollover Subaccount" means the account credited with the Rollover Contributions made by a Participant and earnings on those contributions.

     1.48 "Rollover Contributions" means amounts contributed pursuant to Section 3.05.

     1.49 "Severance Date" means the earlier of (a) the date an employee quits, retires, is discharged or dies, or (b) the first anniversary of the date on which an employee is first absent from service, with or without pay, for any reason such as vacation, sickness, disability, layoff or leave of absence.

     1.50 "Statutory Compensation" means the wages, salaries, and other amounts paid in respect of an employee for services actually rendered to the Company or an Affiliated Employer, including by way of example, overtime and bonuses, but excluding deferred compensation, stock options and other distributions which receive special tax benefits under the Code. For purposes of determining Highly Compensated Employees under Section 1.31 and key employees under Article 12, Statutory Compensation shall include Pre-Tax Contributions and amounts contributed on a Participant's behalf on a salary reduction basis to a cafeteria plan under Section 125 of the Code. For all other purposes, each Plan Year the Plan Administrator may direct that Statutory













                              14                         10/18/95
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
Compensation shall include Pre-Tax Contributions and amounts contributed on a Participant's behalf on a salary reduction basis to a cafeteria plan under Section 125 of the Code. For Plan Years beginning on or after January 1, 1989, Statutory Compensation shall not exceed the Annual Dollar Limit, provided that such Limit shall not be applied in determining Highly Compensated Employees under Section 1.31. The Annual Dollar Limit applies to the aggregate Statutory Compensation paid to a Highly Compensated Employee referred to in Section 8.04(a), his spouse and his lineal descendants who have not attained age 19 before the close of the Plan Year. If, as a result of the application of the family aggregation rule, the Annual Dollar Limit is exceeded, then the Limit shall be prorated among the affected individuals in proportion to each such individual's Statutory Compensation as determined under this Section 1.50 prior to the application of the Limit.

     1.51 "Shares" means issued and outstanding shares of common stock of the Company and shall include fractional shares of such common stock.

     1.52 "Treasury Bill Fund" shall have the meaning set forth in Section 5.11.

     1.53 "Top-Heavy Plan" means any Defined Contribution Plan or Defined Benefit Plan under which more that 60% of the sum of (i) its aggregate account balances and (ii) the present value of its
aggregate accrued benefits is allocated to key employees.   For
the purposes of this definition "present value" shall be determined on the basis of an interest rate of 5-1/2% and mortality as set forth in 1971 TPF&C Forecast Mortality.

     1.54 "Top Heavy Group" means any "required aggregation group" (as defined in Section 12.03) or any "permissive aggregation group" (as defined in Section 12.03) in which more than 60% of the sum of (i) the aggregate account balances under all plans in the group and (ii) the aggregate present value of














                              15                         10/18/95
accrued benefits under all plans in the group is allocated to key employees. For the purpose of this definition, "present value" shall be determined on basis of an interest rate of 5-1/2% and mortality as set forth in 1971 TPF&C Forecast Mortality.

     1.55 "TRASOP" means the Tax Reduction Act Stock Ownership
Plan of the Company, as included within this plan document effective as of July 1, 1988.

     1.56 "TRASOP Account" means an account maintained on behalf of an Employee by the Trustee under the TRASOP, in which is shown the number of Shares beneficially owned thereunder by the Employee, as determined under the provisions and requirements of the TRASOP.

     1.57 "Trust Fund" means the trust fund described in Article
5.

     1.58 "Trustee" means the trustee at any time appointed and acting as trustee of the Trust Fund.

     1.59 "Units" shall have the meaning set forth in Section
5.06.

     1.60 "Vested Portion" means the portion of the Account in which the Participant has a nonforfeitable interest as provided in Article 6 or, if applicable, Article 12.

     1.61 "Vesting Service" means, with respect to any employee, his period of employment with the Company or any Affiliated Employer, whether or not as an Employee, beginning on the date he first completes an Hour of Service and ending on his Severance Date, provided that:


















                              16                         10/18/95

     (a) if his employment terminates and he is reemployed within one year of the earlier of (i) his date of termination or
(ii) the first day of an absence from service immediately preceding his date of termination, the period between his Severance Date and his date of reemployment shall be included in his Vesting Service;

     (b) if he is absent from the service of the Company or any Affiliated Employer because of service in the Armed Forces of the United States and he returns to service with the Company or an Affiliated Employer having applied to return while his reemployment rights were protected by law, the absence shall be included in his Vesting Service;

     (c) if he is on a leave of absence covered by the Family and Medical Leave Act of 1993, as it may be amended from time to time, the period of leave shall be included in his Vesting
Service;

     (d) if he is on leave of absence approved by the Company, under rules uniformly applicable to all Employees similarly situated, the Company may authorize the inclusion in his Vesting Service of any portion of that period of leave which is not included in his Vesting Service under (a), (b) or (c) above; and

     (e) if his employment terminates and he is reemployed after he has incurred a Break in Service, his Vesting Service after reemployment shall be aggregated with his previous period or periods of Vesting Service if (i) he was vested in his Company Contribution Subaccount or (ii) the period from his Break in Service to his subsequent reemployment does not equal or exceed the greater of five years or his period of Vesting Service before his Break in Service.


















                              17                         10/18/95

     1.62 "Weekly Plan"means the Con Edison Retirement Income
Savings Plan for Weekly Employees as from time to time in effect.

     1.63 The masculine pronoun wherever used includes the feminine pronoun.

                           ARTICLE 2

                 Eligibility and Participation

     2.01 Eligibility. Any Employee shall be eligible for participation in the Plan, except that only an Employee who was a Participant in, and had an account under TRASOP on June 30, 1988, shall be eligible to continue to participate in TRASOP and have a TRASOP Account under this Plan, because applicable laws do not permit additional tax credit contributions to TRASOP.

     2.02 Participation. An Employee may become a Participant by completing such enrollment process as may be prescribed by the Plan Administrator and by electing to make monthly contributions to the Trust Fund in an amount equal to any percentage of his Compensation permitted by Sections 3.01 and/or 3.02. An Employee may also become a Participant by electing to contribute to the Trust Fund amounts allocated to the Employee by the Company under a cafeteria plan of the Company under Section 125 of the Code and otherwise available under such plan to be contributed under this Plan. A Participant's contributions shall be made by regular payroll deductions authorized from time to time by such Participant in such manner and on such conditions as may be prescribed by the Plan Administrator, including a form furnished by the Company under a cafeteria plan of the Company under
Section 125 of the Code.  An Employee may become a Participant



















                              18                         10/18/95
beginning with any calendar month by making such election on or before the 15th day of the preceding calendar month.

     2.03  Reemployment of Former Employees and Former
Participants. Any person reemployed by the Company as an Employee, who was previously a Participant or who was previously eligible to become a Participant, shall become a Participant upon completing the enrollment process and making an election in accordance with Section 2.02.

     2.04 Transferred Participants. A Participant who remains in the employ of the Company or an Affiliated Employer but ceases to be an Employee shall continue to be a Participant of the Plan but shall not be eligible to make After-Tax Contributions, Pre-Tax Contributions or to have Company Contributions made on his behalf while his employment status is other than as an Employee.

     2.05 Termination of Participation. A Participant's participation shall terminate on the date he is no longer employed by the Company or any Affiliated Employer unless the Participant is entitled to benefits under the Plan, in which event his participation shall terminate when those benefits are distributed to him.

                            ARTICLE 3

                          Contributions

     3.01  Pre-Tax Contributions.

     (a)   A Participant may elect in accordance with Section
2.02 to reduce his Compensation payable while a Participant by at least 1% and, effective January 1, 1994, not more than 18%, in multiples of 1% and have that amount contributed to the Plan by the Company as Pre-Tax Contributions. An amount contributed to the Plan pursuant to the election of a Participant under a cafeteria plan of the Company under Section 125 of the Code may














                              19                         10/18/95
be designated as a Pre-Tax Contribution by the Participant.  Pre-
Tax Contributions shall be further limited as provided below and in Sections 8.01, 8.04 and 8.05.

     (b) In no event shall the Participant's Pre-Tax Contributions and similar contributions made on his behalf by the Company or an Affiliated Employer to all plans, contracts or arrangements subject to the provisions of Section 401(a)(30) of the Code in any calendar year exceed $7,000 multiplied by the Adjustment Factor. If a Participant's Pre-Tax Contributions in a calendar year reach that dollar limitation, his election of Pre-Tax Contributions for the remainder of the calendar year will be canceled and, if so elected by the Participant, then recharacterized as an election to make After-Tax Contributions under Section 3.02 at the same rate as was previously in effect for his Pre-Tax Contributions. Each Participant affected by this paragraph (b) may elect to change or suspend the rate at which he makes After-Tax Contributions. As of the first pay period of the calendar year following such cancellation, the Participant's election of Pre-Tax Contributions shall again become effective at the rate in accordance with his most recent election.

     (c) In the event that the sum of the Pre-Tax Contributions and similar contributions to any other qualified Defined Contribution Plan maintained by the Company or an Affiliated Employer exceeds the dollar limitation in Section 3.01(b) for any calendar year, the Participant shall be deemed to have elected a return of Pre-Tax Contributions in excess of such limit ("excess deferrals") from this Plan. The excess deferrals, together with Earnings, shall be returned to the Participant no later than the April 15 following the end of the calendar year in which the excess deferrals were made. The amount of excess deferrals to be returned for any calendar year shall be reduced by any Pre-Tax Contributions previously returned to the Participant under
Section 8.01 for that calendar year.  In the event any Pre-Tax
















                              20                         10/18/95

Contributions returned under the this paragraph (c) were matched by Company Contributions under Section 3.03, those Company
Contributions, together with Earnings, shall be forfeited and used to reduce future Company contributions.

     (d) If a Participant makes tax-deferred contributions under another qualified defined contribution plan maintained by an employer other than the Company or an Affiliated Employer for any calendar year and those contributions when added to his Pre-Tax Contributions exceed the dollar limitation under Section 3.01(b) for that calendar year, the Participant may allocate all or a portion of such excess deferrals to this Plan. In that event, such excess deferrals, together with Earnings, shall be returned to the Participant no later than the April 15 following the end of the calendar year in which such excess deferrals were made. However, the Plan shall not be required to return excess deferrals unless the Participant notifies the Plan Administrator, in writing, by March 1 of that following calendar year of the amount of the excess deferrals allocated to this Plan. The amount of such excess deferrals to be returned for any calendar year shall be reduced by any Pre-Tax Contributions previously returned to the Participant under Section 8.01 for that calendar year. In the event any Pre-Tax Contributions returned under this paragraph (d) were matched by Company Contributions under Section 3.03, those Company Contributions, together with Earnings, shall be forfeited and used to reduce future Company contributions.

     3.02 After-Tax Contributions. Any Participant may make After-Tax Contributions under this Section whether or not he has elected to have Pre-Tax Contributions made on his behalf pursuant to Section 3.01. The amount of After-Tax Contributions shall be at least 1% and, effective January 1, 1994, not more than 18% of his Compensation while a Participant, in multiples of 1%. An amount contributed to the Plan pursuant to the election of a

















                              21                         10/18/95

Participant under a cafeteria plan of the Company under Section 125 of the Code may be designated as any After-Tax Contribution by the Participant. If the Participant has made an election under Section 3.01, the maximum percentage of Compensation which the Participant may elect to contribute under this Section shall be equal to the excess of 18% over the percentage elected by the Participant under Section 3.01.

     3.03 Company Contributions. The Company shall contribute on behalf of each of its Participants who elects to make Pre-Tax Contributions or After-Tax Contributions an amount equal to 50% of the sum of the Pre-Tax Contributions and After-Tax Contributions made on behalf of or by the Participant to the Plan during each month, not to exceed 6% of the Participant's Compensation for such month, in the following order of priority:
(a) Pre-Tax Contributions, and then (b) After-Tax Contributions. In no event, however, shall the Company Contributions for a month pursuant to this Section exceed 3% of the Participant's Compensation for such month. The Company Contributions are made expressly conditional on the Plan satisfying the provisions of Sections 3.01, 8.01, 8.02 and 8.03. If any portion of the Pre-Tax Contribution or After-Tax Contribution to which the Company Contribution relates is returned to the Participant under Section 3.01, 8.01, 8.02 or 8.03, the corresponding Company Contribution shall be forfeited, and if any amount of the Company Contribution is deemed an excess aggregate contribution under Section 8.03, such amount shall be forfeited in accordance with the provisions of that Section. Company Contributions shall be paid to the Trustee each calendar month.

     3.04 Participating and Nonparticipating Contributions. The portion of a Participant's Pre-Tax Contribution or After-Tax Contribution to which the Company Contribution relates shall be Participating Contributions, and the portion of a Participant's

















                              22                         10/18/95

Pre-Tax Contribution or After-Tax Contribution in excess of the Participant's Participating Contributions shall be
Nonparticipating Contributions.

     3.05  Rollover Contributions and Trust to Trust Transfers.

     (a) Subject to such terms and conditions as the Plan Administrator may determine to be appropriate, applied in a uniform and non-discriminatory manner to all Participants, and without regard to any limitations on contributions set forth in this Article 3, the Plan may receive from a Participant for credit to his Rollover Subaccount, in cash, any amount previously distributed (or deemed to have been distributed) to him from a qualified plan. The Plan may receive such amount either directly from the Participant or, effective at such time as the Plan Administrator shall determine practicable, in the form of a direct rollover from an individual retirement account or from a qualified plan. Notwithstanding the foregoing, the Plan shall not accept any amount unless such amount is eligible to be rolled over in accordance with applicable law and the Participant provides evidence satisfactory to the Plan Administrator that such amount qualifies for rollover treatment. Unless received by the Plan in the form of a direct rollover, the Rollover Contribution must be paid to the Trustee on or before the 60th day after the day it was received by the Participant or be rolled over through the medium of an individual retirement account that contains no assets other than those representing employer contributions to a qualified plan, any earnings thereon and any earnings from employee contributions to that plan. At the time received by the Plan, the Participant shall, in such manner and on such conditions as may be prescribed by the Plan Administrator, elect to invest the Rollover Contribution in the investment funds then available under the Plan to the Participant. If the Participant fails to make an investment election, 100% of the Rollover Contribution shall be invested in the Fixed Income Fund.















                              23                         10/18/95

     (b) Rollovers and direct rollovers shall only be accepted from a Participant who is an Employee except that the Plan shall accept a rollover or direct rollover from a former Employee who is a Participant of an amount received from either a Defined Benefit Plan or the TRASOP.

     (c) Subject to such terms and conditions as the Plan Administrator may determine to be appropriate, applied in a uniform and non-discriminatory manner to all Participants, and effective at such time as the Plan Administrator shall determine practicable, the Plan shall receive on behalf of a Participant a trust-to-trust transfer from the Weekly Plan of the Participant's benefits and liabilities under the Weekly Plan. Any Participant whose benefits are the subject of a trust-to-trust transfer from the Weekly Plan to this Plan will be entitled to receive benefits, rights and features from the Plan that are no less than the benefits, rights and features he would be entitled to receive from the Weekly Plan immediately preceding the transfer. Following the transfer, the Participant's rights to the non-vested portion of any benefits transferred from the Weekly Plan shall vest in accordance with Section 6.02 of this Plan. To the extent feasible, such transfer shall be made on an in-kind basis. To the extent that such transfer is made in the form of cash, at the time received by the Plan the Participant shall, in such manner and on such terms as may be prescribed by the Plan Administrator, elect to invest the cash in the investment funds then available under the Plan except that the Participant may elect to invest in the Company Stock Fund only cash derived from the sale of shares in the Company Stock Fund under the Weekly Plan.

     3.06 Changes in Contributions. A Participant may increase or reduce his contributions within the limits prescribed by Sections 3.01 and 3.02, effective as of the first day of any calendar month, by making a new election on or before the 15th
















                              24                         10/18/95
day of the preceding calendar month in such manner and on such conditions as may be prescribed by the Plan Administrator. A Participant may make changes in contribution levels four times within each Plan Year.

     3.07 Suspension in Contributions. A Participant may at any time suspend his contributions as of the last day of any calendar month by making an election on or before the 15th day of such month in such manner and on such conditions as may be prescribed by the Plan Administrator. A Participant may resume making contributions, effective as of any calendar month, by making an election on or before the 15th day of the preceding calendar month in such manner and as such conditions as may be prescribed by the Plan Administrator. A suspension or resumption of contributions is counted as one of four changes in contribution levels permitted within each Plan Year under the Plan.

     3.08  Payment To Trust.

     (a) Amounts contributed by Participants shall be paid by the Company to the Trustee promptly and credited by the Trustee to their Accounts in accordance with the certification of the Plan Administrator as to the names of the contributing Participants and the respective amounts contributed by each Participant as Participating Contributions, Nonparticipating Contributions, Pre-Tax Contributions and After-Tax Contributions.

     (b) Each Company Contribution shall be paid by the Company promptly to the Trustee and shall be allocated among the Participants and credited to their respective Accounts in proportion to their Participating Contributions made during the calendar month for which the Company Contribution is being made.

     3.09  No Contributions to TRASOP.  No contributions to
TRASOP by the Company or by Participants are permitted.
















                              25                         10/18/95

                            ARTICLE 4

                     Company Contributions

     4.01 Company Contributions Election. A Participant may elect to have Company Contributions allocated to his Account invested in the Company Stock Fund described in Section 5.06, the Equity Index Fund described in Section 5.05, the Treasury Bill Fund described in Section 5.11, the Balanced Fund described in
Section 5.12, and the Fixed Income Fund described in Section
5.04. A Participant may elect, through February 28, 1994, to have Company Contributions invested in multiples of 25% and effective March 1, 1994 may elect to have Company Contributions invested in multiples of 1%. If the Participant fails to make an election as to Company Contributions, 100% of such Contributions shall be invested in the Fixed Income Fund. Any such election shall be made in such manner and on such conditions as may be prescribed by the Plan Administrator.

     4.02 Change of Election. A Participant may change his investment election regarding future Company Contributions not more than four times in any calendar year. Any such election shall be made in such manner and on such conditions as may be prescribed by the Plan Administrator and shall be effective as of the first day of the calendar month immediately following the calendar month in which the election change is made.

     4.03 Certification to Trustee. The Plan Administrator shall certify to the Trustee the amount of Company Contributions that each Participant has most recently elected, pursuant to
Section 4.01 or 4.02, to have invested for his Account in the Company Stock Fund, the Equity Index Fund, the Balanced Fund, the Treasury Bill Fund or the Fixed Income Fund.

     4.04 Forfeitures. The total amount of the Trust Fund forfeited by Participants pursuant to Section 7.02 or otherwise,















                              26                         10/18/95
during any calendar month shall be applied to reduce future Company Contributions due under the Plan. The Trustee shall promptly advise the Company of any such forfeiture and the amount thereof.

                           ARTICLE 5

                 The Trust Fund; Investments

     5.01 Trust Agreement. Contributions and TRASOP Accounts shall be held in a Trust Fund by the Trustee under a written trust agreement between the Company and the Trustee. No person shall have any rights to or interest in the Trust Fund except as provided in the Plan.

     5.02 Investment of Trust Fund. Subject to Section 5.07, and except for that portion of the Trust Fund to be invested in the Company Stock Fund pursuant to Section 5.06 or in a Participant's Loan Reserve pursuant to Section 9.08 or in Shares pursuant to Section 13.02, the Trust Fund shall, subject to the election rules set forth in Section 5.03, be invested in the Fixed Income Fund described in Section 5.04 and, to the extent a Participant so elects, in the Equity Index Fund described in
Section 5.05, the Treasury Bill Fund described in Section 5.11 or the Balanced Fund described in Section 5.12.

     5.03 Rules for Investment Elections. Each Participant in the Plan may elect to invest the Participant's contributions and Account balance in accordance with the following rules:

     (a) Investment Election for March 31, 1994. The fixed interest contracts that compose, as of January 1, 1994, the Fixed Income Fund described in Section 5.04 that mature on March 31, 1994 are herein called "Class Year Contracts". Amounts invested in the Fixed Income Fund earn a blended rate of return that is a composite rate based on all of the assets (other than the Class















                              27                         10/18/95

Year Contracts) in the Fixed Income Fund. Participants may select investments for the portion of their Account balance invested in the Class Year Contracts (the "Class Year Balance"), for the portion of their Account balance invested in the blended-rate portion of the Fixed Income Fund, for their balances in the Equity Index Fund, the Company Stock Fund, the Balanced Fund and for their future contributions after March 31, 1994.

          (i) A Participant may elect to transfer all or a portion, in multiples of 1%, of his Class Year Balance to the Treasury Bill Fund, the Equity Index Fund or the Balanced Fund or the blended rate portion of the Fixed Income Fund. Failure by a Participant to make an election for his Class Year Balance shall be deemed to be an election to invest 100% thereof in the Fixed Income Fund.

          (ii) A Participant may elect to transfer all or a portion, in multiples of 1%, of his balance in the blended-rate portion of the Fixed Income Fund to the Equity Index Fund or the Balanced Fund.

          (iii) A Participant may elect to transfer all or a portion, in multiples of 1%, of his balance in the Equity Index
Fund to the Fixed Income Fund or the Balanced Fund.

          (iv) A Participant may elect to transfer all or a portion, in multiples of 1%, of his balance in the Company Stock
Fund to the Equity Index Fund, the Balanced Fund, the Treasury
Bill Fund or the Fixed Income Fund.

          (v)  The elections provided in the foregoing clauses
(i), (ii), (iii) and (iv) above shall be made in such manner and on such conditions as may be prescribed by the Plan Administrator


















                              28                         10/18/95
and shall not be counted as one of the changes permitted annually under the Plan. Any amounts transferred to the Treasury Bill Fund shall not thereafter be permitted to be transferred out of the Treasury Bill Fund to any other Fund.

          (vi) Future transfers of Account balances shall be permitted only in accordance with subsection 5.03(c) below.

     (b) Future Contributions. A Participant may elect, in such manner and on such conditions as may be prescribed by the Plan Administrator, to invest future contributions after February 28, 1994, in multiples of 1%, in the Fixed Income Fund, Equity Index Fund, the Treasury Bill Fund and the Balanced Fund. A Participant may change his investment election regarding future contributions not more than four times in any Plan Year. Such change of election shall be made in such manner and on such conditions as may be prescribed by the Plan Administrator and shall become effective as of the first day of the calendar month immediately following the calendar month in which the election change is made. A Participant's elections shall remain in effect until changed or until contributions are ceased or suspended.

     (c)  Accumulated Balances.  Effective as of April 1, 1994,
Participants may elect to transfer Account balances, in multiples of 1%, once in any three-month period, as set forth below:

               (i)  From the Fixed Income Fund to the Equity
Index Fund or the Balanced Fund;

               (ii) From the Balanced Fund to the Equity Index
Fund or the Fixed Income Fund;




















                              29                         10/18/95
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
               (iii) From the Equity Index Fund to the Fixed
Income Fund or the Balanced Fund; and

               (iv)  From the Company Stock Fund to the Fixed
Income Fund, the Equity Index Fund, the Balanced Fund or the
Treasury Bill Fund.

Any such elections shall be made by a Participant in such manner and on such conditions as may be prescribed by the Plan Administrator. An election to make a transfer shall be effective as of the last day of the calendar month in which the election is made. A Participant shall not be permitted to make any transfer of all or any portion of his Account balance in the Treasury Bill Fund to the Fixed Income Fund, the Equity Index Fund, the Balanced Fund or the Company Stock Fund.

     5.04 Fixed Income Fund. The Named Fiduciaries shall have the power to appoint an Investment Manager to manage (including the power to acquire and dispose of) the assets in the Fixed Income Fund. The Fixed Income Fund shall include one or more agreements with one or more insurance companies or other financial institutions as may be directed in writing from time to time by the Investment Manager, or, if there is no Investment Manager appointed, by the Named Fiduciaries in their discretion. Notwithstanding anything in this Article to the contrary, any contributions invested in the Fixed Income Fund shall be subject to any and all terms and conditions of such agreements, including any limitations placed on the exercise of any rights otherwise granted to a Participant under any other provisions of the Plan with respect to such contributions. The Investment Manager or the Named Fiduciaries, as the case may be, shall direct the Trustee in writing as to any elections or other actions to be taken by the Trustee with respect to any such agreement. If at any time the Investment Manager or the Named Fiduciaries, as the

















                              30                         10/18/95
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
case may be, shall determine, in its or their discretion, that it is not feasible to secure such an agreement or agreements on desirable terms which will permit investment of the entire amount to be invested pursuant to this Section 5.04, then the Investment Manager or the Named Fiduciaries, as the case may be, shall so inform the Trustee in writing. In such event, such part of the amount to be invested pursuant to this Section 5.04 as cannot be invested in such an agreement or agreements shall, until such time as such agreement or agreements are secured, be invested in obligations of the United States Government or agencies thereof, or obligations guaranteed as to the payment of principal and interest by the United States government or agencies thereof, or deposits in fully insured savings accounts or in any common, collective or commingled trust fund maintained by the Trustee that is qualified under Section 401(a) of the Code and exempt under Section 501(a) of the Code, or any combination thereof, as the Trustee in its discretion shall determine. Prompt written notice of any such determination by the investment manager or the Named Fiduciaries, as the case may be, shall be given to all Participants.

     5.05 Equity Index Fund. The Equity Index Fund shall include one or more portfolios of equity securities constructed and maintained with the objective of providing investment results which approximate the overall performance of the portfolio comprising the Standard & Poor's 500 Composite Stock Index, selected by the Named Fiduciaries in their discretion, or by an Investment Manager (which may be the bank acting as Trustee) selected by the Named Fiduciaries in their discretion, although temporary investments in money market funds or instruments or accounts shall be permitted. If at any time the Investment Manager or the Named Fiduciaries, as the case may be, shall determine, in their discretion, that it is not feasible to secure


















                              31                         10/18/95
such portfolios on desirable terms which will permit investment of the entire amount to be invested pursuant to this Section 5.05, then the Investment Manager or Named Fiduciaries shall so inform the Trustee in writing. In such event, such part of the amount to be invested pursuant to this Section 5.05 as cannot be invested in such a portfolio shall be invested in obligations of the United States Government or agencies thereof, or obligations guaranteed as to the payment of principal and interest by the United States Government or agencies thereof, or deposits in fully insured savings accounts or in any common, collective or commingled trust fund maintained by the Trustee that is qualified under Section 401(a) of the Code and exempt under Section 501(a) of the Code, or any combination thereof, as the Trustee in its discretion shall determine. Prompt written notice of any such determination by the Investment Manager or Named Fiduciaries shall be given to all Participants.

     5.06  Company Stock Fund.

     (a) Investments in Fund. There shall be established within the Trust Fund a separate Company Stock Fund, as described in this Section, for the investment of those portions of the Company Contributions specified by Participants pursuant to
Section 4.01 and 4.02. All Company Contributions so specified shall be invested solely in Shares, except that a portion of the Company Stock Fund may be maintained temporarily in cash, or may be invested temporarily in investments permitted by Section 5.07. The Trustee shall regularly purchase Shares for the Company Stock Fund in accordance with a nondiscretionary purchasing program. Such purchases may be made on any securities exchange where Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Trustee may determine to be in the best interests of the Participants. Dividends, interest and other

















                              32                         10/18/95
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
income received on assets held in the Company Stock Fund shall be reinvested in the Company Stock Fund. All funds to be invested in the Company Stock Fund shall be invested by the Trustee in one or more transactions promptly after receipt by the Trustee, subject to any applicable requirement of law affecting the timing or manner of such transactions. All brokerage commissions and other expenses incurred by the Trustee in the purchase or sale of Shares under the Plan will be paid by the Company.

     (b) Units. The interests of Participants in the Company Stock Fund shall be measured in Units, the number and value of which shall be determined, in the manner set forth in this subsection, as of the last day of each calendar month and at such other times as the Plan Administrator shall direct. As of the first valuation date after January 1, 1985, the market value of all assets held in the Company Stock Fund (including any uninvested cash, accrued dividends, interest and other assets), reduced by the amount of any liabilities chargeable to the Company Stock Fund, shall be determined by the Trustee. As of such first valuation date, each Unit shall be assigned a value of $1 and the total number of Units shall be determined by dividing the market value determined in accordance with the preceding sentence by $1. The resulting total number of Units shall be allocated among the Accounts of the Participants in proportion to the respective amounts of Company Contributions received by the Trustee since January 1, 1985 for the Account of each Participant for investment in the Company Stock Fund. As of each valuation date thereafter, the market value of all assets held in the Company Stock Fund (including any uninvested cash, accrued dividends, interest and other assets), reduced by the amount of any liabilities chargeable to the Company Stock Fund, and reduced by any Company Contributions received for investment in the



















                              33                         10/18/95

Company Stock Fund since the last previous date, shall be determined by the Trustee. The market value determined in accordance with the preceding sentence shall be divided by the total number of Units determined as of the last previous valuation date. The resulting quotient shall be the value of a Unit as of the current valuation date, and Units shall be allocated, at such value, to and from the Accounts of Participants for all transactions by them or on their behalf since the last preceding valuation date. Fractional units shall be calculated to at least three decimal places. If part or all of a Participant's interest in the Company Stock Fund shall be transferred from the Company Stock Fund pursuant to subsection 5.03(c)(iv), distributed pursuant to Sections 7.01, 7.02, 7.03, 7.05, or 7.06, withdrawn pursuant to Section 7.04, or forfeited pursuant to Section 7.02, the number of Units representing the interests or parts thereof transferred, distributed, withdrawn or forfeited as of the applicable valuation date shall be cancelled for purposes of any subsequent determination of the number and value of Units in the Company Stock Fund. The Trustee's determination of market values pursuant to this subsection and
Section 5.08 shall be conclusive.

     (c) Voting of Shares. Each Participant shall be entitled to direct the Trustee as to the manner in which any Shares or fractional Share represented by Units allocated to the Participant's Account are to be voted. Any such Shares or fractional Share for which the Participant does not give voting directions shall be voted by the Trustee in the same manner and proportions as all other Shares held by the Trustee for which voting directions are given by Participants. The Trustee shall keep confidential a Participant's voting instructions and information regarding a Participant's purchases, holdings and sales of Shares. The Plan Administrator shall be responsible for


















                              34                         10/18/95
monitoring the Trustee's performance of its confidentiality obligations.

     5.07 Temporary Investments. Any funds which are to be invested by the Trustee pursuant to Section 5.04, 5.05, 5.06, 5.11, 5.12 or 13.02 may be invested by the Trustee, either temporarily or during any period when it is not possible to invest such funds in the manner provided in such Sections, in marketable United States obligations, or, in the discretion of the Trustee, in any common, collective or commingled trust fund maintained by the Trustee that is qualified under Section 401(a) of the Code and is exempt under Section 501(a) of the Code. Any income or gains resulting from such investment shall ultimately be invested in the same manner as the funds producing such income or gains.

     5.08 Accounts and Subaccounts. The Trustee shall maintain in any equitable manner, which shall to the extent necessary include a monthly revaluation at current market values, as determined by the Trustee, a separate TRASOP Account for each Participant eligible therefor and a separate Account for each Participant, and within each such Account a Pre-Tax Subaccount, an After-Tax Subaccount, a Rollover Subaccount and a Company Contribution Subaccount, in which the Trustee shall keep a separate record of the respective shares of such Participant in the Trust Fund, including the Company Stock Fund, the Fixed Income Fund, the Equity Index Fund, the Balanced Fund, the Treasury Bill Fund, and the Loan Reserve, attributable to amounts credited to his Pre-Tax Subaccount, his After-Tax Subaccount, his Rollover Subaccount and his Company Contribution Subaccount. A Participant's Pre-Tax Contributions shall be credited to his Pre-Tax Subaccount. A Participant's After-Tax Contributions shall be credited to his After-Tax Subaccount. A Participant's Rollover Contributions shall be credited to his Rollover Subaccount. A Participant's share of Company Contributions made
















                              35                         10/18/95
on or after January 1, 1985 shall be credited to his Company
Contribution Subaccount.

     5.09 Pre-January 1, 1985 Contributions. Any contributions to the Trust Fund made by a Participant prior to January 1, 1985 shall, as of January 1, 1985, be credited to his After-Tax Subaccount. Any contributions to the Trust Fund made by the Company and allocated to a Participant's Account prior to January 1, 1985 shall be credited to the Participant's Company Contribution Subaccount.

     5.10 Statements of Account. As soon as practicable after June 30, and December 31, of each year the Trustee shall cause to be sent to each Participant a written statement showing, as of such date, the respective amounts of the Trust Fund, including the Company Stock Fund, Fixed Income Fund, Equity Index Fund, Treasury Bill Fund, Balanced Fund and Loan Reserve, attributable to the Participant's Pre-Tax Subaccount, his After-Tax Subaccount, his Rollover Subaccount and his Company Contribution Subaccount and the Participant's balance in his TRASOP Account, if any. With respect to the Participant's After-Tax Subaccount, the statement shall show separately the amount of the Participant's own contributions (less any withdrawals) credited to his After-Tax Subaccount. The Plan Administrator may direct the Trustee from time to time to issue comparable statements to Participants as of other dates during the calendar year.

      5.11 Treasury Bill Fund. Effective March 31, 1991 a new investment option shall become available under the Plan. The new investment option shall be known as the Treasury Bill Fund, shall consist of short-term United States Treasury Bills, and shall be managed by an investment manager (which may be the Trustee)



















                              36                         10/18/95
selected by the Named Fiduciaries in their discretion. This Fund may also be invested in short-term fixed obligations of the United States Government or agencies thereof, or other obligations guaranteed as to the payment of principal and interest by the United States Government or agencies thereof, or deposits in fully insured savings accounts, or in any common, collective or commingled trust fund maintained by the Trustee that is qualified under Section 401(a) of the Code and exempt under Section 501(a) of the Code, or any combination thereof, as the investment manager in its discretion may determine.

     5.12 Balanced Fund. Effective March 31, 1992 a new investment option shall become available under the Plan. The new investment option shall be the Strategic Asset Allocation fund, sponsored and managed by Bankers Trust Company. The new fund, to be known as the Balanced Fund, consists of three components: (i) a common stock index fund that invests in common stock included in the S&P 500 Composite Stock Index and has the objective of providing investment results that replicate the overall performance of the S&P 500 Composite Stock Index; (ii) a broad market fixed income index fund that invests primarily in fixed income securities of the U.S. Government or any agency thereof, publicly-issued fixed rate investment-grade domestic debt and government agency and corporate mortgage backed securities and has the objective of providing investment results that replicate the overall performance of the Salomon Brothers Broad Investment Grade Index; and (iii) a money market fund that invests in debt obligations having maturities of six months or less including securities of the U.S. Government or agencies thereof; collateralized repurchase agreements; asset-backed securities;





















                              37                         10/18/95
open-ended demand master notes; commercial paper; loan participation; and issues offered by US, Canadian, European and Japanese banking institutions; provided that the issuer's senior debt is rated A or higher by either Moody's or S&P and if its commercial paper is rated either P1 or higher by Moody's or A1 or higher by S&P; if neither Moody's nor S&P rates an issuer's securities, the fund will acquire such securities only if Bankers Trust Company determines their quality to be equivalent to the quality of issuers that satisfy such rating standards. Each of the component funds of the Balanced Fund is maintained within the common, commingled or collective trust fund known as the General Employee Benefit Trust established by Bankers Trust Company which acts as trustee of such General Trust. Bankers Trust Company will determine amounts to be allocated to each component fund. Over the long term, the common stock index portion is expected to average about 55 percent of the Balanced Fund, but would not exceed 70 percent, the fixed income index portion is expected to average about 35 percent and the money market portion about 10 percent.

     5.13 Responsibility for Investments. Each Participant is solely responsible for the selection of his investment options. The Trustee, the Named Fiduciaries, the Plan Administrator, the Company and the trustees, officers and other employees of the Company are not empowered to advise a Participant as to the manner in which his Account shall be invested. The fact that an investment fund is available to Participants for investment under the Plan shall not be construed as a recommendation for a particular Participant to invest in that investment fund.






















                              38                         10/18/95

                            ARTICLE 6

                             Vesting

     6.01 Participant Contributions. The amount to the credit of a Participant's Account which is attributable to his Pre-Tax Contributions, After-Tax Contributions and Rollover Contributions to the Trust Fund made by the Participant shall be 100% vested at all times.

     6.02 Company Contributions. The amount to the credit of a Participant's Account which is attributable to Company Contributions, including contributions to the Trust Fund made by the Company prior to January 1, 1985, shall become 100% vested, subject to Article 8, on the later of (i) January 1, 1985, and
(ii) the first day of the calendar month in which the Participant completes three years of Vesting Service; provided, however, that all amounts to the credit of a Participant's Account which are attributable to Company Contributions, shall become 100% vested upon the Participant's attainment of age 65, his Disability, termination of his service by reason of Retirement or death or by the Company for reasons other than cause. Except to the extent that they shall have become vested, amounts to the credit of a Participant's Account which are attributable to Company Contributions are subject to forfeiture as provided in Section 7.02.

     6.03  TRASOP Account.  A Participant's balance in his TRASOP
Account, if any, shall always be 100% vested.

                            ARTICLE 7

           Distributions, Withdrawals and Forfeitures

     7.01 Retirement. If a Participant's service is terminated by reason of Retirement, the entire amount to the credit of his Account (including any amount due under any outstanding loan














                              39                         10/18/95
pursuant to Article 9) shall be distributed to him in accordance with Section 7.09.

     7.02  Voluntary Termination or Termination by the Company;
           Forfeitures.

     (a) If a Participant's service is terminated by the Company for cause or if the Participant voluntarily terminates his service otherwise than by reason of Retirement, the non-vested portion of the Participant's Company Contributions Subaccount shall not be forfeited until the Participant incurs a period of Break in Service of five years or receives a distribution of the Vested Portion of his Account, if earlier. The Vested Portion to the credit of such Participant's Account (including any amount due under any outstanding loan pursuant to Article 9) shall be distributed to such Participant in accordance with Section 7.09. Termination of service for cause shall be determined by the Plan Administrator under rules uniformly applied to all Participants. If the Participant is not reemployed by the Company or an Affiliated Employer before he incurs a period of Break in Service of five years or receives a distribution, the non-vested portion of his Company Contribution Subaccount shall be forfeited.

     (b) If an amount to the credit of a Participant's Company Contributions Subaccount has been forfeited in accordance with paragraph (a) above, such amount shall subsequently be restored to his Company Contribution Subaccount by the Company provided
(i) he is reemployed by the Company or an Affiliated Employer prior to incurring a period of Break in Service of five years and
(ii) either he has elected or is deemed to have elected a deferred distribution in accordance with Section 7.09 or during his reemployment and within five years after his reemployment date he makes a lump sum payment to the Trust Fund in cash in an amount equal to that portion of the distribution received which represents the Participant's Participating Contributions relating
















                              40                         10/18/95
directly to Company Contributions which were forfeited at the time of distribution. The forfeited amount so restored shall vest in accordance with Section 6.02 as a Company Contribution and shall be credited to the Participant's Company Contribution Subaccount. The lump sum payment by the Participant shall immediately be 100% vested and shall be credited to the Participant's Account.

     (c) If any amounts to be restored by the Company to a Participant's Company Contributions Subaccount have been forfeited under paragraph (a) above, those amounts shall be taken first from any forfeitures which have not as yet been applied against Company contributions and if any amounts remain to be restored, the Company shall make a special Company contribution equal to those amounts.

     (d) A Participant may elect, in such manner and on such terms as may be prescribed by the Plan Administrator, to invest a repayment in the investment funds available under the Plan to the Participant at the time of the repayment.

     7.03 Death. Upon the death of a Participant the entire amount to the credit of his Account (including any amount due under any outstanding loan pursuant to Article 9) shall be distributed to his Beneficiary in accordance with Section 11.03 as soon as practicable (but in any event within 90 days) after the calendar month in which his death occurs.

     7.04 Withdrawals. Effective March 1, 1994, a Participant may request cash withdrawals from his Account by making a withdrawal application in such manner and on such conditions as may be prescribed by the Plan Administrator. Withdrawal applications shall be effective as of the last day of the calendar month during which the application is made. Payment of the amount withdrawn shall be made as soon as practicable after such application is effective. Withdrawals shall be permitted not more than four times in any calendar year and only in accordance with the following terms:













                              41                         10/18/95

     (a) No withdrawals from the Company Stock Fund shall be permitted except following a transfer pursuant to Section 5.03(c)(iv); provided, however, that effective at such time as the Plan Administrator shall determine practicable, withdrawals shall be permitted directly from the Company Stock Fund. Withdrawals will be made on a first-in-first-out basis within each category below and pro rata from the Participant's balances available for withdrawal.

     (b) A Participant may at any time withdraw an amount up to the entire amount to the credit of his After-Tax and Company Contribution Subaccounts, except that a Participant may not withdraw an amount attributable to a Company Contribution until December 31 of the second calendar year beginning after the calendar month for which the Company Contribution was made. A Participant shall not be permitted to make any such withdrawal amounting to less than $300 unless the maximum amount available under this paragraph (b) is less than $300 in which case the Participant shall only be permitted to withdraw such maximum amount. Withdrawals shall be made in the following order from a Participant's Account:

     1.   If the Participant requests a nontaxable withdrawal:

          (i) Nonparticipating After-Tax Contributions made before January 1, 1987, excluding any earnings thereon, and

          (ii) Participating After-Tax Contributions made before
January 1, 1987, excluding any earnings thereon.

     2. If the Participant requests a taxable withdrawal, without incurring a suspension as provided in (f) below:

          (i) Nonparticipating After-Tax Contributions made before January 1, 1987, excluding any earnings thereon;
















                              42                         10/18/95

          (ii)  Participating After-Tax Contributions made before
January 1, 1987, excluding earnings thereon;

          (iii) Nonparticipating After-Tax Contributions made on or after January 1, 1987, including any earnings thereon;

          (iv) Participating After-Tax Contributions made on or after January 1, 1987 that have been in the Account two full calendar years after the year contributed, including any earnings thereon;

          (v)   Any earnings attributable to Nonparticipating
After-Tax Contributions made before January 1, 1987;

          (vi)  Any earnings attributable to Participating After-
Tax Contributions made before January 1, 1987; and

          (vii) Company Contributions in the Account for two full calendar years after the contribution year, including any earnings thereon.

     3. If the Participant requests a taxable withdrawal resulting in a suspension as provided in (f) below:

          (i) Nonparticipating After-Tax Contributions made before January 1, 1987, excluding any earnings thereon;

          (ii) Participating After-Tax Contributions made before
January 1, 1987, excluding any earnings thereon;

          (iii) Nonparticipating After-Tax Contributions made on or after January 1, 1987, including any earnings thereon;

          (iv) Participating After-Tax Contributions made on or after January 1, 1987, including any earnings thereon;
















                              43                         10/18/95

          (v)  Any earnings attributable to Nonparticipating
After-Tax Contributions made before January 1, 1987;

          (vi) Any earnings attributable to Participating After-
Tax Contributions made before January 1, 1987; and

          (vii) Company Contributions in the Account for two full calendar years after the contribution year, including any earnings thereon.

     (c) A Participant who has withdrawn at least the entire amount available under (b) above without incurring a suspension may at any time withdraw an amount up to the entire amount to the credit of his Rollover Subaccount.

     (d) Participant who has attained the age of 59 years and six months and who has withdrawn at least the entire amounts available for withdrawal under paragraphs (b) and (c) above without incurring a suspension, may withdraw an amount up to the entire amount to the credit of his Pre-Tax Subaccount in the following order:

     1. If the Participant requests a withdrawal, without resulting in a suspension under (f) below:

          (i) Nonparticipating Pre-Tax Contributions, including any earnings thereon, and

          (ii) Participating Pre-Tax Contributions that have been in the Account for two full calendar years after the year contributed, including any earnings thereon.

     2. If the Participant requests a withdrawal resulting in a suspension under (f) below:

















                              44                         10/18/95

          (i) Participating After-Tax Contributions, made on or after January 1, 1987 that have been in the Account for less than two full calendar years after the contribution year, including any earnings thereon;

          (ii) Nonparticipating Pre-Tax Contributions, including any earnings thereon; and

          (iii) Participating Pre-Tax Contributions including any earnings thereon.

A Participant shall not be permitted to make any such withdrawal amounting to less than $300 unless the maximum amount available under this Section 7.04 is less than $300 in which case the Participant shall only be permitted to withdraw such maximum amount.

     (e)  Notwithstanding the preceding paragraphs (b), (c) and
(d), a Participant may not withdraw any amount that would cause the balance of his Account to be less than the minimum amount required under Section 9.09.

     (f) In the event a Participant withdraws any amounts which represent After-Tax Participating Contributions made at any time during the two full calendar years preceding the calendar year in which the withdrawal is made, the Participant's right to make any contributions to the Plan shall be suspended for the six full calendar months as soon as practicable following the effective date of the withdrawal application. To resume contributions following such suspension, the Participant must elect, in such manner and on such conditions as may be prescribed by the Plan Administrator, to resume making contributions. The election must be made on or before the 15th day of the calendar month preceding the calendar month in which such contributions are to resume.

     7.05 Hardship Withdrawals. Effective January 1, 1989, a Participant may, in the event of hardship, withdraw all or any part of the amount of Pre-Tax Contributions to the credit of the Account of the Participant (excluding any earnings after December 31, 1988 attributable to Pre-Tax Contributions) in excess of any











                              45                         10/18/95
minimum Account balance required under Section 9.09. Effective March 1, 1994, a Participant may apply for a hardship withdrawal in such manner and on such conditions as may be prescribed by the Plan Administrator. For purposes of the Plan a Participant shall be deemed to have a hardship if the Participant has an immediate and heavy financial need and if the withdrawal is necessary to satisfy such financial need as set forth below. The Plan Administrator or his delegate shall determine whether the Participant satisfies the requirements for a hardship and the amount of any hardship withdrawal. Any withdrawal under this Section shall be made pro-rata from the Participant's balances in the investment funds from which withdrawal may be made as provided in Section 7.04. A withdrawal pursuant to this Section
7.05 shall not be subject to the limitations on number of withdrawals permitted under Section 7.04.

     (a) Immediate and Heavy Financial Need - A Participant will be deemed to have an immediate and heavy financial need if the withdrawal is to be made on account of any of the following:

          (1) Medical expenses described in Section 213(d) of the Code previously incurred by the Participant, the Participant's spouse or any dependent (as defined in Section 152 of the Code) of the Participant, or expenses necessary for those persons to obtain medical care described in Section 213(d) of the Code;

          (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

          (3) Payment of tuition and related educational fees for the next twelve-months of post- secondary education for the



















                              46                         10/18/95

Participant, or the Participant's spouse, children or dependents;

          (4) Payment of amounts necessary to prevent the eviction of the Participant from his principal residence or to avoid foreclosure on the mortgage of the Participant's principal residence; or

          (5) Any other need added to the foregoing items of deemed immediate and heavy financial needs by the Commissioner of the Internal Revenue Service through the publication of revenue rulings, notices and other documents of general availability, rather than on an individual basis.
A Participant shall not be permitted to make a withdrawal in the event of a hardship on account of any reason other than as set forth above.

     (b) Necessary to Satisfy Such Need - The requested withdrawal will not be treated as necessary to satisfy the Participant's immediate and heavy financial need to the extent that the amount of the requested withdrawal is in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other sources that are reasonably available to the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the hardship withdrawal. The Plan Administrator or his delegate shall generally make this determination on the basis of all relevant facts and























                              47                         10/18/95
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
circumstances. In evaluating the relevant facts and circumstances the Plan Administrator or his delegate shall act in a nondiscriminatory fashion and shall treat uniformly those Participants who are similarly situated. The Participant shall furnish the Plan Administrator or his delegate such supporting documents as may be requested in evaluating the relevant facts and circumstances. The Plan Administrator or his delegate may generally treat a withdrawal as necessary to satisfy a financial need if he or his delegate reasonably relies upon the Participant's representation that the need cannot be relieved, unless the Plan Administrator or his delegate has actual knowledge to the contrary:

          (1) Through reimbursement or compensation by insurance or otherwise;

          (2) By reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

          (3)  By cessation of Pre-Tax and After-Tax
Contributions under the Plan;

          (4) By other distributions or non-taxable loans from plans maintained by the Company or any other employer; or

          (5) By borrowing from commercial sources on reasonable commercial terms.

For purposes of this subdivision, the Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant.



















                              48                         10/18/95
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
     (c) Effective at such time as the Plan Administrator shall determine practicable, as a condition for receiving a hardship withdrawal, a Participant must comply with (1) or (2) as follows:

          (1) The Participant must certify to the Plan Administrator or his delegate, on such form as the Plan Administrator or his delegate may prescribe, that the financial need cannot be fully relieved out of the sources listed in (b)
(1) - (5) above. The sources listed must be used to the extent necessary to relieve the hardship but any source that would have the effect of increasing the hardship need not be used. For purposes of this clause (1), the Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant. The Participant shall furnish to the Plan Administrator or his delegate such supporting documents as the Plan Administrator or his delegate may request in accordance with uniform and nondiscriminatory rules prescribed by the Plan Administrator or his delegate. If, on the basis of the Participant's certification and the supporting documents, the Plan Administrator or his delegate find that he can reasonably rely on the Participant's certification, then the Plan Administrator or his delegate shall find that the requested withdrawal is necessary to meet the Participant's financial need.

          (2) The Participant must request, on such form as the Plan Administrator or his delegate may prescribe, that the Plan
Administrator or his delegate make its determination of the























                              49                         10/18/95
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
necessity for the withdrawal solely on the basis of the Participant's certification, without any supporting documents.
In that event, the Plan Administrator or his delegate shall make such determination, provided all of the following requirements are met: (1) the Participant has obtained all distributions and withdrawals, other than distributions available only on account of hardship, and all nontaxable loans currently available under all plans of the Company and Affiliated Employers, (2) the Participant is prohibited from making Pre-Tax Contributions and After-Tax Contributions to the Plan and all other plans of the Company and Affiliated Employers under the terms of such plans or by means of an otherwise legally enforceable agreement for at least 12 months after receipt of the distribution, and (3) the limitation described in Section 3.01(b) under all plans of the Company and Affiliated Employers for the calendar year following the year in which the distribution is made must be reduced by the Participant's elective deferrals made in the calendar year of the distribution for hardship. For purposes of clause (2), "all other plans of the Company and Affiliated Employers" means all qualified and non-qualified plans of deferred compensation maintained by the Company and Affiliated Employers and includes a






























                              50                         10/18/95
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
stock option, stock purchase (including the Company's Discount Stock Purchase Plan though it isn't a deferred compensation plan) and such other plans as may be designated under regulations issued under Section 401(k) of the Code, but shall not include health and welfare benefit plans and the mandatory employee contribution portion of a defined benefit plan.

     7.06 Distribution from Company Stock Fund. Where an amount to be distributed pursuant to Section 7.01, 7.02, or 7.03 is represented in part by Units, the distributee may elect, in such manner and on such conditions as may be prescribed by the Plan Administrator, to have distributed the number of whole Shares represented by such Units, together with an amount of dollars representing the balance of the current value of such Units. In the absence of such an election, the distribution shall be made entirely in dollars. Withdrawals pursuant to Section 7.04 or
7.05 and loans pursuant to Article 9 to be made from the Company Stock Fund shall be made entirely in cash.

     7.07 Leaves of Absence and Transfers to Weekly Payroll. If a Participant shall be granted a leave of absence by the Company or shall transfer from the management payroll to the weekly payroll, neither such event shall be deemed a termination of service, but such Participant's Pre-Tax Contributions and After-Tax Contributions under this Plan shall be suspended as of the last day of the calendar month in which such leave commences, or transfer occurs, as the case may be. Such Participant may resume making Pre-Tax Contributions and After-Tax Contributions, as of the first day of any calendar month following the






















                              51                         10/18/95
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
termination of such leave of absence or his return to the management payroll, as the case may be, by making a new payroll deduction authorization in such manner and on such conditions as may be prescribed by the Plan Administrator, on or before the 15th day of the calendar month preceding the calendar month in which such contributions are to resume.

     7.08  Age 70 1/2 Required Distribution.

     (a) In no event shall the provisions of this Article operate so as to extend the time by which a distribution is to be made under any other provision of the Plan or to allow the distribution of a Participant's Account to begin later than the April 1 following the calendar year in which he attains age 70 1/2, provided that such commencement in active service shall not be required with respect to a Participant (i) who does not own more than five percent of the outstanding stock of the Company (or stock possessing more than five percent of the total combined voting power of all stock of the Company), and (ii) who attained age 70 1/2 prior to January 1, 1988.

     (b) In the event a Participant in active service is required to begin receiving payments while in service under the provisions of paragraph (a) above, the Plan shall distribute to the Participant in each distribution calendar year the minimum amount required to satisfy the provisions of Section 401(a)(9) of the Code provided, however, that the payment for the first distribution calendar year shall be made on or before April 1 of the following calendar year. Such minimum amount will be determined on the basis of the joint life expectancy of the Participant and his Beneficiary. Such life expectancy will be




















                              52                         10/18/95
recalculated once each year; however, the life expectancy of the Beneficiary will not be recalculated if the Beneficiary is not the Participant's spouse. The amount of the withdrawal shall be allocated among the investment funds in proportion to the value of the Accounts as of the date of each withdrawal. The commencement of payments under this Section 7.08 shall not constitute an Annuity Starting Date for purposes of Sections 72, 401(a)(11) and 417 of the Code. Upon the Participant's subsequent termination of employment, payment of the Participant's Account shall be made in accordance with the provisions of Section 7.09.

     7.09  Form and Timing of Distributions.

     (a) Distributions pursuant to Sections 7.01 and 7.02 shall be made as follows:

          (i) the Vested Portion of the Participant's Account balance which equals $3500 or less shall be distributed in a single lump sum as soon as practicable, but not later than 60 days after the end of the calendar year in which the Participant's termination of employment occurs; or

          (ii) unless the Participant makes an election under
Section 7.09(b), the Vested Portion of the Participant's Account balance which exceeds $3500 shall be deferred until the Participant attains age 65 and the amount to the credit of the Participant's Account as of the last day of the calendar month in which he attains age 65 shall be distributed to him in a single lump sum as soon as practicable after such calendar month. If the Participant fails to make an election under Section 7.09(b),




















                              53                         10/18/95
the Participant shall be deemed to have elected the deferred distribution under this Section 7.09(a)(ii).

     (b)  In lieu of the deferred distribution upon attaining age
65 provided in Section 7.09(a)(ii), the Participant may elect, in such manner and on such conditions as may be prescribed by the Plan Administrator, one of the following:

          (i) a distribution in a single lump sum as soon as practicable, but not later than 60 days after the end of the calendar year in which the Participant's termination occurs;

          (ii) a distribution deferred until the last day of a calendar month not later than the calendar month in which the Participant attains age 70 as designated by the Participant, in which event distribution of the Participant's Account balance as of the last day of the calendar month so designated by the Participant shall be made in a single lump sum as soon as practicable after such calendar month; or

          (iii) a distribution in five annual installments as promptly as practicable after the end of each calendar year commencing in the calendar year immediately following the calendar year in which the termination occurs, in which event each such annual installment shall be an amount equal to the Participant's Account balance as of December 31 of the previous year divided by the number of annual installments remaining to be made hereunder, except that the fifth such installment shall equal the entire balance in the Participant's Account as of the preceding December 31. Each such annual installment shall be





















                              54                         10/18/95
taken pro rata from the Participant's balances in the investment funds under the Plan.

     7.10 Status of Account Pending Distribution. Until completely distributed the Account of a Participant who is entitled to a distribution shall continue to be invested as part of the funds of the Plan.

     7.11 Proof of Death and Right of Beneficiary or Other Person. The Plan Administrator may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the value of the Account of a deceased Participant as the Plan Administrator may deem proper and his determination of the right of that Beneficiary or other person to receive payment shall be conclusive.

     7.12 Distribution Limitation. Notwithstanding any other provision of this Article 7, all distributions from this Plan shall conform to the regulations issued under Section 401(a)(9) of the Code, including the incidental death benefit provisions of
Section 401(a)(9)(G) of the Code. Further, such regulations shall override any Plan provision that is inconsistent with
Section 401(a)(9) of the Code.

     7.13 Direct Rollover of Certain Distributions. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, in such manner and on such conditions as may be prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The following definitions apply to the terms used in this Section:

















                              55                         10/18/95

     (a) "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more, any distribution to the extent such distribution is required under Section 401(a)(9) of the Code, and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities);

     (b) "Eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity;

     (c) "Distributee" means an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse; and

     (d) "Direct rollover" means a payment by the Plan to the eligible retirement plan specified by the distributee.

















                              56                         10/18/95

                          ARTICLE 8

              Non-Discrimination and Limitation

     8.01 Actual Deferral Percentage Test. The Actual Deferral Percentage for Highly Compensated Employees who are Participants or eligible to become Participants shall not exceed the Actual Deferral Percentage for all other Employees who are Participants or eligible to become Participants multiplied by 1.25. If the Actual Deferral Percentage for Highly Compensated Employees does not meet the foregoing test, the Actual Deferral Percentage for Highly Compensated Employees may not exceed the Actual Deferral Percentage for all other Employees who are Participants or eligible to become Participants by more than two percentage points, and the Actual Deferral Percentage for Highly Compensated Employees may not be more than 2.0 times the Actual Deferral Percentage for all other Employees (or such lesser amount as the Plan Administrator shall determine to satisfy the provisions of
Section 8.03). The Plan Administrator may implement rules limiting the Pre-Tax Contributions which may be made on behalf of some or all Highly Compensated Employees so that this limitation is satisfied. If the Plan Administrator determines that the limitation under this Section 8.01 has been exceeded in any Plan Year, the following provisions shall apply:

     (a) The amount of Pre-Tax Contributions made on behalf of some or all Highly Compensated Employees shall be reduced until the provisions of this Section are satisfied as follows. The actual deferral ratio of the Highly-Compensated Employee with the highest actual deferral ratio shall be reduced to the extent necessary to meet the test or to cause such ratio to equal the actual deferral ratio of the Highly Compensated Employee with the next highest ratio. This process will be repeated until the actual deferral percentage test is passed. Each ratio shall be

















                              57                         10/18/95
rounded to the nearest one one-hundredth of one percent of the Participant's Statutory Compensation.

     (b) Pre-Tax Contributions subject to reduction under this Section, together with Earnings thereon, ("excess contributions") shall be paid to the Participant before the close of the Plan Year following the Plan Year in which the excess contributions were made and, to the extent practicable, within 2 1/2 months of the close of the Plan Year in which the excess contributions were made. However, any excess contributions for any Plan Year shall be reduced by any Pre-Tax Contributions previously returned to the Participant under Section 3.01 for that Plan Year. In the event any Pre-Tax Contributions returned under this Section 8.01 were matched by Company Contributions, such corresponding Company Contributions, with Earnings thereon, shall be forfeited and used to reduce Company contributions. The Participant may elect, in lieu of a return of the excess contributions, to have the Plan treat all or a portion of the excess contributions to the Plan as After-Tax Contributions for the Plan Year in which the excess contributions were made, subject to the limitations of Section
3.02. Recharacterized excess contributions shall be considered After-Tax Contributions made in the Plan Year to which the excess contributions relate for purposes of Section 8.02 and shall be subject to the withdrawal provisions applicable to After-Tax Contributions under Article 7. The Participant's election to recharacterize Pre-Tax Contributions shall be made within 2 1/2 months of the close of the Plan Year in which the excess contributions were made, or within such shorter period as the Plan Administrator may prescribe. In the absence of a timely election by the Participant, the Plan shall return his excess contributions as provided in the paragraph (b).




















                              58                         10/18/95

     8.02 Actual Contribution Percentage Test. The Actual Contribution Percentage for Highly Compensated Employees who are Participants or eligible to become Participants shall not exceed the Actual Contribution Percentage for all other Employees who are Participants or eligible to become Participants multiplied by
1.25. If the Actual Contribution Percentage for the Highly Compensated Employees does not meet the foregoing test, the Actual Contribution Percentage for Highly Compensated Employees may not exceed the Actual Contribution Percentage of all other Employees who are Participants or eligible to become Participants by more than two percentage points, and the Actual Contribution Percentage for Highly Compensated Employees may not be more than
2.0 times the Actual Contribution Percentage for all other Employees (or such lesser amount as the Plan Administrator shall determine to satisfy the provisions of Section 8.03). The Plan Administrator may implement rules limiting the After-Tax Contributions which may be made by some or all Highly Compensated Employees so that this limitation is satisfied. If the Plan Administrator determines that the limitation under this Section
8.02 has been exceeded in any Plan Year, the following provisions shall apply:

     (a) The amount of After-Tax Contributions and Company Contributions made by or on behalf of some or all Highly Compensated Employees in the Plan Year shall be reduced until the provisions of this Section are satisfied as follows. The actual contribution ratio of the Highly Compensated Employee with the highest actual contribution ratio shall be reduced to the extent necessary to meet the test or to cause such ratio to equal the actual contribution ratio of the Highly-Compensated Employee with the next highest actual contribution ratio. This process will be repeated until the actual contribution percentage test is passed.



















                              59                         10/18/95

Each ratio shall be rounded to the nearest one one-hundredth of one percent of a Participant's Statutory Compensation.

     (b) Any After-Tax Contributions and Company Contributions subject to reduction under this Section, together with Earnings thereon ("excess aggregate contributions"), shall be reduced and allocated in the following order:

          (i) Nonparticipating After-Tax Contributions, to the extent of the excess aggregate contributions, together with Earnings, shall be paid to the Participant; and then, if necessary,

          (ii) so much of the Participating After-Tax
Contributions and corresponding Company Contributions, together with Earnings, as shall be necessary to meet the test shall be reduced, with the After-Tax Contributions, together with Earnings, being paid to the Participant and the Company Contributions, together with Earnings, being reduced, with vested Company Contributions being paid to the Participant, and Company Contributions which are forfeitable under the Plan being forfeited and applied to reduce Company contributions; then if necessary,

          (iii) so much of the Company Contributions, together with Earnings, as shall be necessary to equal the balance of the excess aggregate contributions shall be reduced, with vested Company Contributions being paid to the Participant and Company Contributions which are forfeitable under the Plan being forfeited and applied to reduce Company contributions.





















                              60                         10/18/95
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     (c)  Any repayment or forfeiture of excess aggregate
contributions shall be made before the close of the Plan Year following the Plan Year for which the excess aggregate contributions were made and, to the extent practicable, any repayments or forfeiture shall be made within 2 1/2 months of the close of the Plan Year in which the excess aggregate contributions were made.

     8.03 Aggregate Contribution Limitation. Notwithstanding the provisions of Sections 8.01 and 8.02, in no event shall the sum of the Actual Deferral Percentage of the group of eligible Highly Compensated Employees and the Actual Contribution Percentage of such group, after applying the provisions of Sections 8.01 and 8.02, exceed the "aggregate limit" as provided in Section 401(m)(9) of the Code and the regulations issued thereunder. In the event the aggregate limit is exceeded for any Plan Year, the Actual Contribution Percentages of the Highly Compensated Employees shall be reduced to the extent necessary to satisfy the aggregate limit in accordance with the procedure set forth in Section 8.02.

     8.04  Additional Discrimination Testing Provisions.

     (a) If any Highly Compensated Employee is either (i) a five percent owner or (ii) one of the 10 highest paid Highly Compensated Employees, then any Statutory Compensation paid to or any contribution made by or on behalf of any member of his "family" shall be deemed paid to or made by or on behalf of such Highly Compensated Employee for purposes of Sections 8.01, 8.02 and 8.03, to the extent required under regulations prescribed by the Secretary of the Treasury or his delegate under Sections 401(k) and 401(m) of the Code. The contributions required to be aggregated under the preceding sentence shall be disregarded in determining the Actual Deferral Percentage and Actual Contribution Percentage for the group of non-highly compensated employees for purposes of Sections 8.01, 8.02 and 8.03. Any















                              61                         10/18/95
return of excess contributions or excess aggregate contributions required under Sections 8.01, 8.02 and 8.03 with respect to the family group shall be made by allocating the excess contributions or excess aggregate contributions among the family members in proportion to the contributions made by or on behalf of each family member that is combined. For purposes of this paragraph, the term "family" means, with respect to any employee, such employee's spouse, any lineal ascendants or descendants and spouses of such lineal ascendants or descendants.

     (b) If any Highly Compensated Employee is a member of another qualified plan of the Company or an Affiliated Employer, other than an employee stock ownership plan described in Section 4975(e)(7) of the Code or any other qualified plan which must be mandatorily disaggregated under Section 410(b) of the Code, under which deferred cash contributions or matching contributions are made on behalf of the Highly Compensated Employee or under which the Highly Compensated Employee makes after-tax contributions, the Plan Administrator shall implement rules, which shall be uniformly applicable to all employees similarly situated, to take into account all such contributions for the Highly Compensated Employee under all such plans in applying the limitations of
Section 8.01, 8.02 and 8.03. If any other such qualified plan has a plan year other than the Plan Year defined in Section 1.42, the contributions to be taken into account in applying the limitations of Sections 8.01, 8.02 and 8.03 will be those made in the plan years ending with or within the same calendar year.

     (c) In the event that this Plan is aggregated with one or more other plans to satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code (other than for purposes of the average benefit percentage test) or if one or more other plans is aggregated with this Plan to satisfy the requirements of such


















                              62                         10/18/95
sections of the Code, then the provisions of Sections 8.01, 8.02 and 8.03 shall be applied by determining the Actual Deferral Percentage and Actual Contribution Percentage of employees as if all such plans were a single plan. If this Plan is permissively aggregated with any other plan or plans for purposes of satisfying the provisions of Section 401(k)(3) of the Code , the aggregated plans must also satisfy the provisions of Section 401(a)(4) and 410(b) of the Code as though they were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated under this paragraph (c) only if they have the same plan year.

     (d) The Company may elect to use Pre-Tax Contributions to satisfy the tests described in Sections 8.02 and 8.03, provided that the test described in Section 8.01 is met prior to such election, and continues to be met following the Company's election to shift the application of those Pre-Tax Contributions from Section 8.01 to Section 8.02.

     (e) The Company may authorize that special "qualified nonelective contributions" shall be made for a Plan Year, which shall be allocated in such amounts and to such Participants, who are not Highly Compensated Employees, as the Named Fiduciaries shall determine. The Plan Administrator, shall establish such separate accounts as may be necessary. Qualified nonelective contributions shall be 100% nonforfeitable when made. Any qualified nonelective contributions made on or after January 1, 1994 and any earnings credited on any qualified nonelective contributions after such date shall only be available for withdrawal under the provisions of Section 7.04(d). Qualified nonelective contributions made for the Plan Year may be used to satisfy the tests described in Sections 8.01, 8.02 and 8.03, where necessary.


















                              63                         10/18/95

     (f) Notwithstanding any provision of the Plan to the contrary, employees included in a unit of employees covered by a collective bargaining agreement shall be disregarded in applying the provisions of Sections 8.01, 8.02 and 8.03 except that the provisions of Section 8.01 above shall be applicable to that group of employees on and after January 1, 1993 on the basis that those employees are included in a separate cash-or-deferred arrangement.

     8.05  Maximum Annual Additions.

     (a) The annual addition to a Participant's Account for any Plan Year, which shall be considered the "limitation year" for purposes of Section 415 of the Code, when added to the Participant's annual addition for that Plan Year under any other qualified Defined Contribution Plan of the Company or an Affiliated Employer, shall not exceed an amount which is equal to the lesser of (i) 25% of his aggregate remuneration for the Plan Year or (ii) the greater of $30,000 or one-quarter of the dollar limitation in effect under Section 415(b)(1)(A) of the Code.

     (b) For purposes of this Section, the "annual addition" to a Participant's Account under this Plan or any other qualified
Defined Contribution Plan maintained by the Company or an Affiliated Employer shall be the sum of:

           (i)  the total contributions, including Pre-Tax
Contributions, made on the Participant's behalf by the Company and all Affiliated Employers,

          (ii) all Participant contributions, exclusive of any Rollover Contributions, and

          (iii) forfeitures, if applicable,

that have been allocated to the Participant's Account under this Plan or his accounts under any other such qualified Defined
Contribution Plan.  For purposes of this paragraph (b), any Pre-













                              64                         10/18/95
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
Tax Contributions distributed under Section 8.01 and any Company Contributions or After-Tax Contributions distributed or forfeited under the provisions of Section 3.01, 8.01, 8.02 or 8.03 shall be included in the annual addition for the year allocated.

     (c) For purposes of this Section, the term "remuneration" with respect to any Participant shall mean the wages, salaries and other amounts paid in respect of the Participant by the Company or an Affiliated Employer for personal services actually rendered, determined after any reduction of Compensation pursuant to Section 3.01 or pursuant to a cafeteria plan as described in
Section 125 of the Code, including (but not limited to) bonuses, overtime payments and commissions, but excluding deferred compensation, stock options and other distributions which receive special tax benefits under the Code.

     (d) If the annual addition to a Participant's Account for any Plan Year, prior to the application of the limitation set forth in paragraph (a) above, exceeds that limitation due to a reasonable error in estimating a Participant's annual compensation or in determining the amount of Pre-Tax Contributions that may be made with respect to a Participant under Section 415 of the Code, or as the result of the allocation of forfeitures, the amount of contributions credited to the Participant's Account in that Plan Year shall be adjusted to the extent necessary to satisfy that limitation in accordance with the following order of priority:

          (i) The Participant's Nonparticipating After-Tax Contributions under Section 3.02 shall be reduced to the extent necessary. The amount of the reduction shall be returned to the Participant, together with any earnings on the contributions to be returned.


















                              65                         10/18/95

          (ii) The Participant's Nonparticipating Pre-Tax Contributions under Section 3.01 shall be reduced to the extent necessary. The amount of the reduction shall be returned to the Participant, together with any earnings on the contributions to be returned.

          (iii) The Participant's Participating After-Tax Contributions and corresponding Company Contributions shall be reduced to the extent necessary. The amount of the reduction attributable to the Participant's Participating After-Tax Contributions shall be returned to the Participant, together with any earnings on those contributions to be returned, and the amount attributable to the Company Contributions shall be forfeited and used to reduce subsequent contributions payable by the Company.

          (iv) The Participant's Participating Pre-Tax
Contributions and corresponding Company Contributions shall be reduced to the extent necessary. The amount of the reduction attributable to the Participant's Participating Pre-Tax Contributions shall be returned to the Participant, together with any earnings on those contributions to be returned, and the amount attributable to the Company Contributions shall be forfeited and used to reduce subsequent contributions payable by the Company.

Any Pre-Tax Contributions returned to a Participant under this paragraph (d) shall be disregarded in applying the dollar limitation of Pre-Tax Contributions under Section 3.01(b), and in performing the Actual Deferral Percentage Test under Section
8.01.  Any After-Tax Contributions returned under this paragraph




















                              66                         10/18/95
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
(d) shall be disregarded in performing the Actual Contribution
Percentage Test under Section 8.02.

     8.06 Defined Benefit Plan Limitation. If a Participant is or ever was a participant in a Defined Benefit Plan then prior to restricting any Annual Addition under this Plan the rate of benefit accruals under such Defined Benefit Plan shall first be reduced so as to cause the sum, for any limitation year, of the Participant's Defined Benefit Plan Fraction and the Participant's Defined Contribution Plan Fraction not to exceed 1.0.

                            ARTICLE 9

                              Loans

     9.01 Loans Permitted. On and after January 1, 1986, a Participant who is not on a leave of absence and remains on the active payroll may, with the approval of the Plan Administrator under such uniform rules as the Plan Administrator may adopt, borrow from his Account upon terms and conditions set forth in this Article 9. Any loans made prior to October 19, 1989 shall be subject to this Article 9 and the rules in effect thereunder at the time such loans were made. Any loans made, renewed, renegotiated, modified or extended on or after October 19, 1989 shall be subject to this Article 9 as amended effective as of such date. Effective as of October 19, 1989 the Plan Administrator is authorized to administer the loan program under this Article 9. Any Participant who is an Employee, and any Participant who is a former Employee and a "party-in-interest" (as defined in Section 3(14) of ERISA) to the Plan, may borrow from his Account, upon application made in such manner and on such conditions as the Plan Administrator may prescribe and under such uniform and non-discriminatory rules as the Plan Administrator may adopt.

















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     9.02  Amount of Loans.  The minimum amount of any loan
pursuant to this Article 9 shall be $1,000. The amount of any such loan to a Participant, together with the outstanding balance of all other such loans to the same Participant, shall not exceed the lesser of (a) or (b) where (a) is $50,000 reduced by the excess (if any) of (i) the highest outstanding balance of loans to the Participant from the Plan during the one year period ending on the day before the date on which such loan is made, over (ii) the outstanding balance of loans to the Participant from the Plan on the date on which such loan is made, and (b) is one-half of the Vested Portion of the Participant's Account balance. Outstanding balance of loans means the outstanding amount of all loans from the Plan and any other plans of the Company.

     9.03  Source of Loans.  Funds for loans from a Participant's
Account shall be taken from the Participant's Subaccounts in the following order:

          (i) Nonparticipating Pre-Tax Contributions and earnings thereon;

          (ii) Participating Pre-Tax Contributions and earnings thereon;

          (iii) Rollover Contributions and earnings thereon;

          (iv)  Vested Company Contributions (except the Company
Stock Fund) that have been in the Account for two full calendar years after the contribution year and earnings thereon;

          (v)   Vested Company Contributions (except the Company
Stock Fund) that have been in the Account for less than two full calendar years after the contribution year and earnings thereon;

          (vi) Nonparticipating After-Tax Contributions and earnings thereon; and

          (vii) Participating After-Tax Contributions and earnings thereon.











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
Effective at such time as the Plan Administrator shall determine practicable, vested Company Contributions in the Company Stock Fund may be used as a source of funds for loans. No loan shall be made from a Subaccount or a part of a Subaccount until exhaustion of the entire balance in the Subaccount or part of the Subaccount preceding it on the above list. Within each Subaccount or part thereof, funds for loans will be taken on a last-in-first-out basis and pro-rata from each investment fund within the Subaccount or part of the Subaccount and such pro-rata portion of each investment fund will be converted to cash for the loan based upon the market value of the investment on the date of conversion.

     9.04 Interest Rate. The interest rate to be charged on loans pursuant to this Article 9 shall be a reasonable rate of interest determined from time to time by the Plan Administrator. In determining such rate the Plan Administrator shall seek to provide to the Plan a rate of return commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances on the date the loan is approved. The interest rate will be fixed for the entire term of the loan.

     9.05 Repayment. The Participant may select a period of one, two, three, four or five years for repayment of a loan, except that the Participant may, at his option, select a longer period of whole years, not exceeding ten, for repayment of a loan for the purpose of purchasing his principal residence. Repayment shall be made by level monthly payments in such amount as shall be sufficient to pay the principal and interest thereon over the period for repayment. Repayment shall be made by payroll deductions, except that in the case of a Participant who is not on the active payroll, repayment shall be made by check or other similar means as the Plan Administrator shall determine. Prepayment of a loan in full may be made without penalty at any time. Partial prepayment of a loan may be made at any time















                              69                         10/18/95
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
without penalty by a cash payment of not less than $1000.00 or by additional repayments of principal made by payroll deduction.
The amount of each monthly payment shall be restored to the Participant's Subaccounts in the same proportion as the loan was taken from such Subaccounts. However, the amount of each such monthly payment shall be placed into investment funds, except the Company Stock Fund, in accordance with the most recent investment election made by the Participant with respect to the Participant's Contributions.

     9.06 Multiple Loans. No more than one loan may be granted to a Participant in a calendar year unless all earlier loans made in the same calendar year to the Participant shall have been repaid in full.

     9.07 Pledge. The Vested Portion of the Participant's Account balance shall be pledged as security for all loans to the Participant pursuant to this Article 9. The amount pledged shall not be greater than fifty percent of the Participant's Vested Portion. If a default shall occur in the repayment of a loan, the entire unpaid principal balance plus accrued interest if any:
(i) shall be charged, when the Participant becomes eligible to receive a distribution, against that portion of the Participant's Vested Portion which serves as security for the loan; (ii) shall be deducted, if a distribution is to made, from the amount payable to the Participant or the Participant's Beneficiary; or
(iii) if neither (i) nor (ii) applies, shall continue to encumber that portion of the Participant's Vested Plan Account balance Portion that serves as security for the loan.

     9.08 Loan Reserve. The amount of each loan to a Participant shall be transferred from the portion of the Trust Fund held for the Participant's Account and invested pursuant to
Section 5.02 to a special Loan Reserve maintained for such Participant's Account. Such Loan Reserve shall be invested solely in the loan or loans made to the Participant. Payments on















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
any such loan will reduce the Participant's Loan Reserve and shall be reinvested for the Participant's Account in accordance with Section 9.05.

     9.09 Minimum Account Balance. So long as any amount of a loan shall remain outstanding to a Participant, the Participant may not make any withdrawal from his Account that would reduce the value of his Vested Portion to less than his Loan Reserve.

     9.10  Consent.  No loan shall be made pursuant to this
Article 9 without the prior consent of the Participant and the Participant's spouse, if any, at the time of application for the loan. Such consent shall be required for (1) the making of the loan from the Participant's Account and (2) the deduction of the full outstanding loan balance, including interest and principal, from the Participant's Account in the event of default, as provided in this Article 9. Such consent may not be revoked by the Participant or the Participant's spouse after the loan proceeds are paid to the Participant. Such consent shall be in writing on a form furnished by the Company and shall be witnessed by a Notary Public. Any renegotiation, extension, renewal or other revision of a loan shall also require prior consent by the Participant and the Participant's spouse, if any, in the manner described above. Spousal consent shall not be required for loans made after March 1, 1994.

     9.11 Other Terms. Each loan made pursuant to this Article 9 shall be evidenced by a promissory note payable to the Trustee. Such loans shall be upon such additional terms and conditions as the Plan Administrator shall determine, applied in a uniform and non-discriminatory manner. The terms and conditions of any loan may be adjusted at any time, to the extent determined by the Plan Administrator to be necessary for compliance with law or to maintain the qualification of the Plan under the Code.














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
                           ARTICLE 10

                   Administration of the Plan

     10.01 Named Fiduciaries and Plan Administrator. The following persons from time to time occupying the following offices of the Company are hereby designated as Named
Fiduciaries: Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer. The Company may designate other persons who, upon acceptance of such designation, shall serve as Named Fiduciaries either instead of or in addition to those named above. Any such designation and acceptance shall be in writing and retained by the Plan Administrator. The Named Fiduciaries shall act by majority rule. The Named Fiduciaries shall appoint from among the officers of the Company a Plan Administrator who shall serve at the discretion of the Named Fiduciaries. The Plan Administrator shall serve without compensation for his services as such and shall act solely in the interest of the Participants and their Beneficiaries.

     10.02 Authority of Plan Administrator. The Plan Administrator shall have discretionary authority to control and manage the operation and administration of the Plan; and, without limiting the generality of the foregoing, may interpret the Plan, determine eligibility for benefits under the Plan, determine any facts or resolve any questions relevant to the administration of the Plan and, in connection therewith, may remedy and correct any ambiguities, inconsistencies, or omissions in the Plan. Any such action taken by the Plan Administrator shall be conclusive and binding on all Participants, Beneficiaries and other persons.





















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     10.03  Reliance on Reports.  The Named Fiduciaries and the
Plan Administrator shall be entitled to rely upon any opinions, reports, or other advice which shall be furnished by specialists, subject to fiduciary responsibilities imposed by ERISA.

     10.04 Delegation of Authority. With approval of the Named Fiduciaries, the Plan Administrator may designate one or more persons to exercise any power, or perform any duty, of the Plan Administrator. Any such designation shall be in writing and signed by the Plan Administrator and the Named Fiduciaries and a copy thereof shall be delivered to the Trustee.

     10.05 Administration Expenses. All expenses arising in connection with the administration of the Plan shall be paid by the Company, except expenses arising from administration of TRASOP within the Trust shall be paid in accordance with the following paragraph.

     The expenses of administration of the TRASOP within the Trust shall include, without limitation, transfer taxes, postage, brokerage commissions and other direct selling expenses incurred by the Trustee in the sale of Shares pursuant to Section 13.04, losses incurred by the Trustee in transactions pursuant to
Section 5.07 only to the extent applicable to funds which are to be invested pursuant to Section 13.02, and fees of the Trustee in connection with the administration of TRASOP within this Trust, including fees for legal services rendered to the Trustee (whether or not rendered in connection with a judicial or administrative proceeding and whether or not incurred while it is acting as Trustee), but shall exclude brokerage fees and commissions for purchases of Shares pursuant to Section 13.02, which brokerage fees and commissions shall be paid out of the dividends being reinvested thereby. Such expenses of


















                              73                         10/18/95
administration of TRASOP within the Trust shall, to the extent permitted by law, be paid:

          first, out of any available income of TRASOP;

          second, out of any available dividends received by the Trustee on Shares allocated to Participants pursuant to Section
13.02, which dividends have not then been applied to the purchase of additional Shares pursuant to Section 13.02; and

          third, by the Company.

Provided, however, that in no event shall the amounts paid by the Trustee during such Plan Year pursuant to clauses "first" and "second" above, exceed the smaller of:

     (a) the sum of 10 percent of the first $100,000 and 5 percent of any amount in excess of $100,000 of the income from dividends paid to the Trustee with respect to common stock of the Company during such Plan Year; or

     (b)  $100,000.

     10.06 Fiduciary Insurance. The Company may purchase and carry fiduciary responsibility insurance under which each member of the Board, each Named Fiduciary, the Plan Administrator, or any person to whom there may be delegated any responsibility in connection with the administration of the Plan, including the Trustee, will be indemnified against any cost or expense (including counsel's fees) or liability which may be incurred arising out of any act or failure to act in the administration of this Plan, except for gross negligence or willful misconduct.



















                              74                         10/18/95
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
     10.07  Claim Review.

     (a) Any denial by the Plan Administrator of a claim for benefits under the Plan by a Participant or Beneficiary shall be stated in writing by the Plan Administrator and delivered or mailed to the Participant or Beneficiary within 90 days following the date on which the claim is filed; and such notice shall set forth the specific reasons for the denial, written in a plain and understandable manner, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary and an explanation of the Plan's claim review procedure. If special circumstances require an extension of time for processing the claim, written notice of an extension shall be furnished to the claimant prior to the end of the initial period of 90 days following the date on which the claim was filed. Such an extension may not exceed a period of 90 days beyond the end of the initial period. If the claim has not been granted, and if written notice of the denial of the claim is not furnished within 90 days following the date on which the claim is filed, the claim shall be deemed denied for the purpose of proceeding to the claim review procedure.

     (b) Claim Review Procedure. A Participant, Beneficiary, or the authorized representative of either shall have 60 days after receipt of written notification of denial of a claim to request a review of the denial by making written request to the Plan Administrator. Within 30 days following receipt of such requests for review, the Plan Administrator shall review his prior decision denying the claim. The Plan Administrator shall give




















                              75                         10/18/95
the Participant, Beneficiary, or the authorized representative of either an opportunity to appear to review pertinent documents, to submit issues and comments in writing, and to present evidence supporting the claim.

     Not later than 60 days after receipt of the request for review, the Plan Administrator shall render and furnish to the claimant a written decision which shall include specific reasons for the decision, and shall make specific references to pertinent Plan provisions on which it is based. If special circumstances require an extension of time for processing, the decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review, provided that written notice and explanation of the delay are given to the claimant prior to commencement of the extension. Such decision by the Plan Administrator shall not be subject to further review. If a decision on review is not furnished to a claimant within the specified time period, the claim shall be deemed to have been denied on review.

     (c) Exhaustion of Remedy. No claimant shall institute any action or proceeding in any state or federal court of law or equity, or before any administrative tribunal or arbitrator, for a claim for benefits under the Plan, until he or she has first exhausted the procedures set forth in this section.

     10.08 Appointment of Trustee. The Trustee and any successor thereto shall be appointed by the Board.

     10.09 Limitation of Liability. The Company, the Board, the Named Fiduciaries, the Plan Administrator, and any officer, employee or agent of the Company shall not incur any liability individually or on behalf of any other individuals or on behalf of the Company for any act or failure to act, made in good faith

















                              76                         10/18/95
in relation to the Plan or the funds of the Plan. However, this limitation shall not act to relieve any such individual or the Company from a responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title I, of ERISA.

                           ARTICLE 11

                         Miscellaneous

     11.01 Exclusive Benefit; Amendments. It shall be impossible for any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants, Beneficiaries and other persons entitled to benefits under the Plan and for paying the expenses of the Plan not paid by the Company, or to deprive any of them of his vested interest in the Trust Fund. No person shall have any interest in, or right to, any part of the Trust Fund except as and to the extent expressly provided in the Plan. Subject to the foregoing, the Plan may be amended, in whole or in part, at any time and from time to time by the Board or pursuant to authority granted by the Board and any amendment may be given such retroactive effect as the Board or its duly authorized delegate may determine.

     11.02  Termination; Sale of Assets of Subsidiary.

     (a) The Plan may be terminated or partially terminated or contributions under the Plan may be permanently discontinued for any reason at any time by the Board. In the event of termination or partial termination of the Plan or permanent discontinuance of contributions under the Plan: (i) no contribution shall be made thereafter except for a month the last day of which coincides


















                              77                         10/18/95
with or precedes such termination or discontinuance; (ii) no distribution shall be made except as provided in the Plan; (iii) the rights of all Participants to the entire amounts to the credit of their Accounts as of the date of such termination or partial termination or discontinuance shall become 100% vested;
(iv) no person shall have any right or interest except with respect to the Trust Fund; and (v) the Trustee shall continue to act until the Trust Fund shall have been distributed in accordance with the Plan.

     (b) Upon termination of the Plan, Pre-Tax Contributions, with earnings thereon, shall only be distributed to Participants if (i) neither the Company nor an Affiliated Employer establishes or maintains a successor defined contribution plan, and (ii) payment is made to the Participants in the form of a lump sum distribution (as defined in Section 402(d)(4) of the Code, without regard to clauses (i) through (iv) of subparagraph (A), subparagraph (B), or subparagraph (F) thereof). For purposes of this paragraph, a "successor defined contribution plan" is a defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code ("ESOP") or a simplified employee pension as defined in Section 408(k) of the Code ("SEP)) which exists at the time the Plan is terminated or within the 12 month period beginning on the date all assets are distributed. However, in no event shall a defined contribution plan be deemed a successor plan if fewer than two percent of the employees who are eligible to participate in the Plan at the time of its termination are or were eligible to participate under another defined contribution plan of the Company or an Affiliated Employer (other than an ESOP or a SEP) at any time during the





















                              78                         10/18/95

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period beginning 12 months before and ending 12 months after the date of the Plan's termination.

     (c) Upon the disposition by the Company of at least 85 percent of the assets (within the meaning of Section 409(d)(2) of the Code) used by the Company in a trade or business or upon the disposition by the Company of its interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), Pre-Tax Contributions, with earnings thereon, may be distributed to those Participants who continue in employment with the employer acquiring such assets or with the sold subsidiary, provided that
(a) the Company maintains the Plan after the disposition, (b) the buyer does not adopt the Plan or otherwise become a participating employer in the Plan and does not accept any transfer of assets or liabilities from the Plan to a plan it maintains in a transaction subject to Section 414(l)(1) of the Code, an (c) payment is made to the Participant in the form of a lump sum distribution (as defined in Section 402(d)(4) of the Code, without regard to clauses (i) through (iv) of subparagraph
(A), subparagraph (B), or subparagraph (F) thereof).

     11.03 Beneficiaries. Upon the death of a Participant his entire nonforfeitable accrued benefit under the Plan shall be payable in a lump sum to his surviving spouse unless there is no surviving spouse of the Participant or such surviving spouse has consented, in the manner provided in this Section 11.03, to a designation of a different Beneficiary and such designation is in effect at the time of the Participant's death. Each Participant may designate a Beneficiary or Beneficiaries to receive the Participant's benefits under the Plan in a lump sum in the event of death of such Participant prior to distribution of such benefits, by filing prior to his death, a written designation



















                              79                         10/18/95
with the Plan on a form furnished by the Plan Administrator or his delegate, provided that such designation shall be effective only if (1) such designation is accompanied by the written consent of the Participant's spouse which acknowledges the effect on the spouse of the designation and is witnessed by a Notary Public, or (2) the Participant is not married. Any such designation made by an unmarried Participant shall become null and void during any subsequent marriage (unless consented to in the manner described above by the spouse of that marriage) and any consent of a spouse shall be effective only with respect to such spouse. If, at the time of a Participant's death, there is no surviving spouse of the Participant and no designation of a Beneficiary by such Participant is in effect, then the Participant's benefits shall be payable in a lump sum to his estate or legal representative. A Participant may revoke a designation made pursuant to this Section 11.03 by signing and filing with the Plan Administrator a written instrument to that effect, in such manner and on such conditions as may be prescribed by the Plan Administrator, or by filing a new designation pursuant to this Section 11.03. The consent of a Participant's spouse may not be revoked, but such spouse's consent shall be required for every designation of a Beneficiary other than the Participant's spouse and for every change in any such designation. The requirement for spousal consent may be waived by the Plan Administrator if he believes there is no spouse, or the spouse cannot be located, or because of such other circumstances as may be established by applicable law.
























                              80                         10/18/95
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     11.04  Assignment of Benefits.

     (a) No Participant or Beneficiary shall have the right to assign, transfer, alienate, pledge, encumber or subject to lien any benefits to which he is entitled under the Plan, and benefits under the Plan shall not be subject to adverse legal process of any kind, except that nothing in this Section shall preclude payment of Plan benefits pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code and
Section 206(d) of ERISA. The Plan Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

     (b) Notwithstanding anything herein to the contrary, if the amount payable to the alternate payee under the qualified domestic relations order is less that $3,500, such amount shall be paid in one lump sum as soon as practicable following the qualification of the order. If the amount exceeds $3,500, it may be paid as soon as practicable following the qualification of the order if the alternate payee consents thereto; otherwise it may not be payable before the earliest of (i) the Participant's termination of employment, (ii) the time such amount could be withdrawn under Article 7 or (iii) the Participant's attainment of age 50.

     11.05 Merger. The Plan may not be merged or consolidated with, or its assets or liabilities may not be transferred to any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive immediately after the merger or consolidation, or transfer of assets or liabilities, a benefit which is equal to or greater



















                              81                         10/18/95
than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

     11.06 Conditions of Employment Not Affected by Plan. The establishment and maintenance of the Plan shall not confer any legal rights upon any Employee or other person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any Employee and to treat him without regard to the effect which that treatment might have upon him as a Participant or potential Participant of the Plan.

     11.07 Facility of Payment. If the Plan Administrator shall find that a Participant or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor, the Plan Administrator may direct that any benefit due him, unless claim shall have been made for the benefit by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative, or to a person with whom he resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.

     11.08 Information. Each Participant, Beneficiary or other person entitled to a benefit, before any benefit shall be payable to him or on his account under the Plan, shall file with the Plan Administrator the information that the Plan Administrator shall require to establish his rights and benefits under the Plan.

     11.09  Additional Participating Employers.

     (a) If any company is or becomes a subsidiary of or associated with the Company, the Board may include the employees of that subsidiary or associated company in the participation of


















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
the Plan upon appropriate action by that company necessary to adopt the Plan. In that event, or if any persons become Employees of the Company as the result of merger or consolidation or as the result of acquisition of all or part of the assets or business of another company, the Board shall determine to what extent, if any, previous service with the subsidiary, associated or other company shall be recognized under the Plan, but subject to the continued qualification of the trust for the Plan as tax-exempt under the Code.

     (b) Any subsidiary or associated company may terminate its participation in the Plan upon appropriate action by it. In that event the funds of the Plan held on account of Participants in the employ of that company, and any unpaid balances of the Account of all Participants who have separated from the employ of that company, shall be determined by the Plan Administrator. Those funds shall be distributed as provided in Section 11.02 if the Plan should be terminated, or shall be segregated by the Trustee as a separate trust, pursuant to certification to the Trustee by the Plan Administrator, continuing the Plan as a separate plan for the employees of that company under which the board of directors of that company shall succeed to all the powers and duties of the Board, including the appointment of the Named Fiduciaries and Plan Administrator.

     11.10 IRS Determination. All contributions made to the Trust Fund after December 31, 1984, and all loans made pursuant to Article 9, which are made prior to the receipt by the Company of a determination from the Internal Revenue Service to the effect that the Plan, as amended, is a qualified plan under Sections 401(a) and 401(k) of the Code or the refusal of the IRS in writing to issue such a determination, shall be made on the express condition that such determination is received. In the


















                              83                         10/18/95
event the Internal Revenue Service determines that the Plan is not so qualified or refuses in writing to make such determination, such contributions, increased by any earnings thereon, and reduced by any losses thereon and by the outstanding balance (principal and interest) on any loans made under Article 9, shall be returned to the Company and Participants, as appropriate, as promptly as practicable after such determination. In the event the Internal Revenue Service requires reductions in such contributions and/or changes in the terms and conditions of such loans as a condition of its determination that the Plan is so qualified, the required reductions in contributions, increased by any earnings and reduced by any losses attributable thereto, shall be returned to the Company and Participants, as appropriate, and/or the amounts and terms and conditions of any such outstanding loans shall be modified to meet Internal Revenue Service requirements, as promptly as practicable after notification from the Internal Revenue Service. If all or part of the Company's deductions under Section 404 of the Code for Company Contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the Company Contributions to which the disallowance applies shall be returned to the Company without earnings thereon, but reduced by any losses attributable thereto. The return shall be made within one year after the denial of qualification or disallowance of deduction, as the case may be.

     11.11 Mistaken Contributions. Any contribution made by mistake of fact shall be returnable, without any earnings thereon but reduced by any losses attributable thereto, to the Company






















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
and/or Participants, as appropriate within one year after the payment of the contribution.

     11.12 Prevention of Escheat. If the Plan Administrator cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, the Plan Administrator may, no earlier than three years from the date such payment is due, mail a notice of such due and owing payment to the last known address of such person, as shown on the records of the Plan or Company. If such person has not made written claim therefor within three months of the date of the mailing, the Plan Administrator may, if he so elects and upon receiving advice from counsel to the Plan, direct that such payment and all remaining payments otherwise due such person be canceled on the records of the Plan and the amount thereof applied to reduce the contributions of the Company. Upon such cancellation, the Plan and the Trust shall have no further liability therefor except that, in the event such person or his beneficiary later notifies the Plan Administrator of his whereabouts and requests the payment or payments due to him under the Plan, the amount so applied shall be paid to him in accordance with the provisions of the Plan.

     11.13 Limitations Imposed on Insider Participants. Notwithstanding any other provision of the Plan to the contrary, an Insider Participant's right to direct investments under the Plan, and his right to withdrawals and loans under Articles 7 and 9 shall be subject to such limitations and restrictions as may be imposed by the Plan Administrator from time to time to comply with the conditions for the employee benefit plan exemptions to the short-swing trading liability rules of Section 16(b) of the Securities Exchange Act of 1934.




















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     11.14  Construction.  The Plan shall be construed, regulated and administered under ERISA and the laws of the State of New
York, except where ERISA controls.

                           ARTICLE 12

                     Top-Heavy Provisions

     12.01 Application of Top-Heavy Provisions. For any Plan Year beginning on or after January 1, 1984 in which the Plan shall on the last day of such Plan Year ("Determination Date"), be either (i) a Top-Heavy Plan or (ii) a part of a "required aggregation group" (as defined in Section 12.03) that is a Top-Heavy Group and not also a part of a "permissive aggregation group" (as defined in Section 12.03) that is not a Top-Heavy Group, the provisions of Article 12 shall apply, notwithstanding any other conflicting provisions of the Plan.

     12.02 Minimum Benefit for Top-Heavy Year. For any Plan Year for which this Section 12 is applicable, each Participant, who is employed by the Company on the last day of such year and who is not a Key Employee, shall accrue the Minimum Benefit for Top-Heavy year provided under paragraph 22 of the Consolidated Edison Retirement Plan for Management Employees. For purposes of this Article 12, "Key Employee" means an employee who is in the category of employees determined in accordance with the provisions of Sections 416(i)(l) and (5) of the Code and any regulations thereunder, and where applicable, on the basis of the Employee's Statutory Compensation from the Company or an Affiliated Employer.





















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
     12.03  Aggregation Groups.

     (a) Notwithstanding anything to the contrary herein, this Plan shall not be a Top-Heavy Plan if it is part of either a "required aggregation group" or a "permissive aggregation group" that is not a Top-Heavy Group.

     (b)  The "required aggregation group" consists of:

          (i)  each Defined Contribution Plan or Defined Benefit
Plan in which at least one Key Employee participates; and

          (ii) each other Defined Contribution Plan or Defined
Benefit Plan which enables a plan referred to in the preceding subparagraph (i) to meet the nondiscrimination requirements of
Section 401(a)(4) or 410 of the Code.

     (c) A "permissive aggregation group" consists of the plans included in the "required aggregation group" plus any one or more other Defined Contribution Plans or Defined Benefit Plans which, when considered as a group with the "required aggregation group", would continue to meet the nondiscrimination requirements of
Section 401(a)(4) and 410 of the Code.

     12.04 Special Benefit Limits. For any Plan Year for which this Article 12 is applicable the definitions of "Defined Benefit
Plan Fraction" and "Defined Contribution Plan Fraction" in
Sections 1.22 and 1.24, respectively, shall be modified in each case by substituting "1.0" for "1.25".






















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
     12.05 Special Distribution Rule. For any Plan Year for which this Article 12 is applicable, Section 7.08(a) shall apply to Key Employees.

                         ARTICLE 13

            Tax Reduction Act Stock Ownership Plan

     13.01  Purpose; Separate Entity.

     (a) TRASOP, which is a stock bonus plan established under the Act, is intended to give eligible participants an equity interest in the Company and to encourage them to remain in the employ of the Company. TRASOP is designed to invest primarily in Shares. Applicable laws do not permit additional contributions to TRASOP by the Company or by Employees, but the Company desires to continue the TRASOP Accounts of Participants having such accounts. Accordingly, effective as of July 1, 1988, all TRASOP Accounts were transferred to this Plan, and all TRASOP provisions which continue to be applicable were added to this Plan and shall, together with other applicable provisions of this Plan, govern TRASOP Accounts.

     (b) Accounts and TRASOP Accounts shall be administered separately, although they shall be held as part of the same Trust
Fund. There shall be no transfers between TRASOP Accounts and Accounts and Sub-Accounts.

     (c) All matters relating to TRASOP which relate to or arise out of facts, circumstances or conditions in effect prior to July 1, 1988, shall be governed by the provisions of TRASOP as in effect on June 30, 1988 prior to the merger, unless expressly otherwise provided in this Plan.


















                              88                         10/18/95
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
     13.02  TRASOP Accounts; Application of Dividends.

     (a) The TRASOP Account of each Participant in TRASOP who remained in the employ of the Company on July 1, 1988 was transferred to this Plan effective as of July 1, 1988. Each such Participant shall continue to have a nonforfeitable right to all Shares allocated and all amounts credited to such Participant's TRASOP Account.

     (b) All dividends received by the Trustee with respect to Shares allocated to the TRASOP Accounts of Participants shall be applied to the purchase of additional Shares. Such purchases shall be made promptly after the receipt of each such dividend. The Trustee shall purchase, in one or more transactions, the maximum number of whole Shares obtainable at then prevailing prices, including brokerage commissions and other reasonable expenses incurred in connection with such purchases. Such purchases may be made on any securities exchange where Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Trustee may determine to be in the best interest of the Participants. The Trustee shall complete such purchases as soon as practical after receipt of such dividends, having due regard for any applicable requirements of law affecting the timing or manner of such purchases. The additional Shares so purchased shall be allocated among the respective TRASOP Accounts of the Participants in proportion to the number of Shares in each TRASOP Account at the record date for the payment of the dividend so applied. Such allocation shall be made as promptly as practicable but for purposes of determining the time at which such additional Shares shall become distributable pursuant to
Section 13.04, the additional Shares so allocated to each



















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
Participant's TRASOP Account shall be deemed to have been allocated as of the respective allocation dates of the Shares in such TRASOP Account at such record date, in proportion to the number of such Shares previously allocated as of each such allocation date.

     13.03  Voting Rights; Options; Rights; Warrants.

     (a) Each Participant shall be entitled to direct the Trustee as to the manner in which any Shares or fractional Shares allocated to the Participant's TRASOP Account are to be voted.

     (b) In the event that any option, right, or warrant shall be granted or issued with respect to any Shares allocated to the Participant's TRASOP Account, each Participant shall be entitled to direct the Trustee whether to exercise, sell, or deal with such option, right, or warrant.

     (c) The Trustee shall keep confidential the Participant's voting instructions and instructions as to any option, right or warrant and any information regarding a Participant's purchases, holdings and sales of Shares.

     13.04  Distribution of Shares.

     A. Each Share allocated to a Participant's TRASOP Account shall be available for distribution to such Participant promptly after the earlier of (i) the end of the 84th month beginning after the month in which such Share was allocated to such Participant's TRASOP Account, and (ii) the death, disability or termination of employment of such Participant. No Shares may be distributed from a TRASOP Account before the end of the 84th



















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
month beginning after the month in which Shares were allocated to the TRASOP Account, except in the case of termination of employment, death or disability, and in accordance with this
Section 13.04.

     B. Each Share which shall become distributable to a Participant by reason of clause A.(i) above is herein called, from the time such Share shall become so distributable, an "Unrestricted Share". Notwithstanding the provisions of the aforesaid clause A.(i), Unrestricted Shares shall be distributed to Participants as follows:

          (a) From time to time, a Participant may request, in such manner and on such conditions as may be prescribed by the Company, that Unrestricted Shares held in the Participant's TRASOP Account be distributed to the Participant. If such Participant is married, the written application shall include written consent of the Participant's spouse witnessed by a Notary Public. Spousal consent shall not be required with respect to withdrawal requests made on or after March 1, 1994. Applications made in a calendar month shall be effective as of the last day of such calendar month. Any such request must be for whole Shares only and must be for at least ten Shares or the number of whole Unrestricted Shares in the TRASOP Account, whichever is less.

           (b) Certificates for Unrestricted Shares requested in accordance with the preceding paragraph B(a) shall be delivered, or a cash distribution in respect of such Unrestricted Shares if elected by the Participant pursuant to Section 13.04D below shall be made, to the Participant as soon as practicable after the effective date of the application.




















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          (c)  Any Unrestricted Share which shall become
distributable by reason of any provision of this Plan other than clause A.(i) above (including, without limitation, provision for distribution upon the death, disability or termination of employment of the Participant) shall be distributed in accordance with such provision.

     C. In the case of death of a Participant, distributions in respect of Shares allocated to the Participant's TRASOP Account shall be made to the Participant's Beneficiary. In the case of disability or termination of employment with the Company of a Participant, distributions in respect of Shares allocated to the Participant's TRASOP Account shall be made to the Participant.

          All distributions under TRASOP will begin, subject to
Section 7.08 and Subsection 13.04.F, not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (1) the Participant attains age 65, (2) the 10th anniversary of the year in which the Participant commenced participation in TRASOP, or (3) the Participant becomes disabled, dies or terminates service with the Company.

     D. All distributions from a Participant's TRASOP Account shall be made in Shares; provided, however, that a Participant or Beneficiary shall have the right to elect, on a form furnished by and submitted to the Company, to receive a distribution, other than a distribution upon termination of TRASOP, in cash. Except in the case of a final distribution from a Participant's TRASOP Account and a distribution of the Participant's entire TRASOP Account balance after such time as all Shares in a Participant's TRASOP Account have become Unrestricted Shares, all distributions




















                              92                         10/18/95
from such TRASOP Account shall be made in respect of whole Shares only, and any fractional Share which is otherwise distributable shall be retained in such TRASOP Account until it can be combined, in whole or in part, with another fractional Share which shall subsequently become distributable, so as to make up a whole Share. In the case of a final distribution from a Participant's TRASOP Account (except a distribution upon termination of TRASOP) or in the case of a distribution of the Participant's entire TRASOP Account balance after such time as all of the Shares in the Participant's TRASOP Account have become Unrestricted Shares, such distribution shall be made in respect of the number of whole Shares then remaining in the Participant's TRASOP Account, together with a cash payment in respect of any fractional Share based on the closing price of a Share as reported on the New York Stock Exchange consolidated tape on the last trading day of the month immediately preceding the month in which such final distribution is made. The Trustee, in each such case, shall purchase such fractional Share from the Participant at a price equal to the cash payment to be made to the Participant. Whenever the Trustee requires funds for the purchase of fractional Shares, such funds shall be drawn from the accumulated income of the Trust, if any, and otherwise shall be advanced by the Company upon the Trustee's request, subject to reimbursement from future income of the Trust. All fractional Shares so purchased by the Trustee shall be allocated to the TRASOP Accounts of the remaining Participants at such intervals as shall be determined by the Plan Administrator, but no later than the end of the next succeeding Plan Year. The Trustee shall




















                              93                         10/18/95
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
sell any Shares in respect of which a cash distribution is to be made. The Trustee may make such sales on any securities exchange where Shares are traded, in the over-the-counter market, or in negotiated transactions. Such sales may be on such terms as to price, delivery and otherwise as the Trustee may determine to be in the best interests of the Participants. The Trustee shall complete such sales as soon as practical under the circumstances having due regard for any applicable requirements of law affecting the timing or manner of such sales. All brokerage commissions and other direct selling expenses incurred by the Trustee in the sale of Shares under this Subsection 13.04D shall be paid as provided in Section 10.05.

     E. Upon any termination of TRASOP pursuant to Section 11.02, the Trust shall continue until all Shares which have been allocated to Participants' TRASOP Accounts have been distributed to the Participants, unless the Board directs an earlier termination of the Trust. Upon the final distribution of Shares, or at such earlier time as the Board shall have fixed for the termination of the Trust, the Plan Administrator shall direct the Trustee to allocate to the Participants any Shares then held by the Trustee and not yet allocated, and the Trustee shall distribute to the Participants any whole Shares which have been allocated to their TRASOP Accounts but which have not been distributed, shall sell all fractional Shares and distribute the proceeds to the respective Participants entitled to such fractional Shares, shall liquidate any remaining assets (other than Shares) held by the Trust, and shall apply the proceeds of such liquidation and any remaining funds held by the Trustee, the disposition of which is not otherwise provided for, to a distribution to all Participants then receiving a final distribution of Shares, in proportion to the whole and fractional Shares to which each is entitled; and the Trust shall thereupon terminate.














                              94                         10/18/95
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
     F. Notwithstanding any other provision of this Plan, unless a Participant otherwise elects in writing on a form furnished by the Company:

          (a) Distribution of a Participant's TRASOP Account balance will commence not later than one (1) year after the close of the Plan Year -

               (i)  in which the Participant terminates
employment with the Company by reason of Retirement upon or after attainment of Normal Retirement Age, death, or disability, or

               (ii) which is the fifth Plan Year following the Plan Year in which the Participant terminates employment with the Company for any other reason, and the Participant is not reemployed by the Company before such Plan Year.

                         AND

     (b) Distribution of the Participant's TRASOP Account balance will be in five (5) annual distributions as promptly as practicable after the end of each Plan Year; provided, however, that a TRASOP Account balance that equals $3500 or less shall be distributed in a single distribution as soon as practicable, but not later than 60 days after the close of the Plan Year in which the Participant's termination of employment occurs. Each such annual distribution shall be in respect of the number of Shares, rounded down to the nearest number of whole Shares, which most closely approximates the entire balance in the Participant's TRASOP Account as of December 31 of the previous year divided by


















                              95                         10/18/95
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the number of annual distributions remaining to be made under this subsection, except that the fifth such distribution shall be respect of the entire balance in the Participant's TRASOP Account as of the preceding December 31. Each such annual distribution shall be taken pro rata from all contribution years in Participant's TRASOP Account.

     G. A Participant whose employment with the Company is terminated by reason of Retirement, disability or any other reason (other than death) may elect in such a manner and on such conditions as may be prescribed by the Company to have his TRASOP Account balance distributed in one of the following forms:

          (i) a single lump sum distribution as soon as practicable, but not later than 60 days after the end of the Calendar Year in which the Participant's termination of employment occurs; or

          (ii) a distribution deferred until the last day of a calendar month not later than the calendar month in which the Participant attains age 70, as designated by the Participant, in which event the distribution of the Participant's TRASOP Account balance as of the last day of the calendar month so designated by the Participant shall be made in a single lump sum as soon as practicable after such calendar month.

     13.05   Diversification of TRASOP Accounts.

     A.   Definitions

     The following terms shall have the following meanings for purposes of this Section 13.05:
















                              96                         10/18/95
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          (a)  "Qualified Participant" shall mean a Participant
who has a TRASOP Account and has attained at least age 55 and completed at least 10 years of participation in TRASOP.

          (b) "Qualified Election Period" shall mean the first ninety (90) days following the end of Plan Year 1987 and of each Plan Year thereafter.

          (c) "Eligible Shares" shall mean Shares added to a Participant's TRASOP Account after December 31, 1986.

          (d) "Diversifiable Amount" shall, with respect to any Qualified Election Period, mean twenty-five percent (25%) of the number of Eligible Shares in the Participant's TRASOP Account as of the end of the preceding Plan Year. However, if the Diversifiable Amount for any Qualified Election Period shall have a value which may be deemed "de minimis" under regulations issued by the Secretary of the United States Department of the Treasury, then there shall be no Diversifiable Amount available for such Qualified Election Period.

     B.  Eligibility for Diversification

     Each Qualified Participant shall, beginning with the Qualified Election Period in 1988, have the right to elect to diversify, by means of a distribution of whole Eligible Shares only, all or some portion of the Diversifiable Amount in his TRASOP Account during each of the six (6) consecutive Qualified Election Periods following the 1987 Plan Year or the later Plan Year in which such Participant first became a Qualified Participant, provided, however, that, notwithstanding subsection

















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

13.05.A.(d), the Diversifiable Amount in the sixth Qualified Election Period for each Qualified Participant shall be fifty percent (50%) of the number of Eligible Shares in his TRASOP Account as to the end of the preceding Plan Year. A distribution pursuant to this Article 13.05 must be a minimum of ten (10) Shares, or all Whole Shares comprising the Diversifiable Amount for such Qualified Election Period if less than 10. Each Qualified Participant who desires to elect diversification under this Section shall, during the Qualified Election Period, complete and execute a diversification election and consent form provided by the Company. Such election may be revoked or modified or a new election may be made in its stead within the Qualified Election Period, upon the expiration of which the diversification election shall be irrevocable.

     Diversification Procedure

          (i) TRASOP shall, within the 90 day period following each Qualified Election Period, distribute to each Qualified Participant who has elected to diversify under this Section, the number of whole Eligible Shares which most closely approximates, but does not exceed, the number of Eligible Shares duly elected to be diversified by each such Qualified Participant. Failure by a Qualified Participant to provide required consents to distribution of any Diversifiable Amount, shall relieve TRASOP of all obligation to make any such distribution.

          (ii) To the extent a Qualified Participant has Eligible Shares which are Unrestricted Shares in his TRASOP Account, such Unrestricted Shares shall be distributed pursuant to this Section
13.05. Only upon exhaustion of all such Unrestricted Shares may additional Eligible Shares then be distributed hereunder.











                              98                         10/18/95